EARNINGS RELEASE FINANCIAL SUPPLEMENT
THIRD QUARTER 2009

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							3Q09 Change				2009 Change
	3Q09		2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
SELECTED INCOME STATEMENT DATA:
Reported Basis
Total net revenue	$26,622		$25,623	$25,025	$17,226	$14,737	4%	81%	$77,270	$50,026	54%
Total noninterest expense	13,455		13,520	13,373	11,255	11,137	—	21	40,348	32,245	25
Pre-provision profit	13,167		12,103	11,652	5,971	3,600	9	266	36,922	17,781	108
Provision for credit losses	8,104		8,031	8,596	7,313	5,787	1	40	24,731	13,666	81
Income (loss) before extraordinary gain	3,512		2,721	2,141	(623)	(54)	29	NM	8,374	4,322	94
Extraordinary gain	76		—	—	1,325	581	NM	(87)	76	581	(87)
NET INCOME	3,588		2,721	2,141	702	527	32	NM	8,450	4,903	72

Managed Basis (a)
Total net revenue	$28,780		$27,709	$26,922	$19,108	$16,088	4	79	$83,411	$53,664	55
Total noninterest expense	13,455		13,520	13,373	11,255	11,137	—	21	40,348	32,245	25
Pre-provision profit	15,325		14,189	13,549	7,853	4,951	8	210	43,063	21,419	101
Provision for credit losses	9,802		9,695	10,060	8,541	6,660	1	47	29,557	16,050	84
Income (loss) before extraordinary gain	3,512		2,721	2,141	(623)	(54)	29	NM	8,374	4,322	94
Extraordinary gain	76		—	—	1,325	581	NM	(87)	76	581	(87)
NET INCOME	3,588		2,721	2,141	702	527	32	NM	8,450	4,903	72

PER COMMON SHARE:
Basic Earnings (b)
Income (loss) before extraordinary gain	0.80		0.28	0.40	(0.29)	(0.08)	186	NM	1.50	1.14	32
Net income	0.82		0.28	0.40	0.06	0.09	193	NM	1.52	1.31	16

Diluted Earnings (b) (c)
Income (loss) before extraordinary gain	0.80		0.28	0.40	(0.29)	(0.08)	186	NM	1.50	1.13	33
Net income	0.82		0.28	0.40	0.06	0.09	193	NM	1.51	1.30	16

Cash dividends declared	0.05		0.05	0.05	0.38	0.38	—	(87)	0.15	1.14	(87)
Book value	39.12		37.36	36.78	36.15	36.95	5	6	39.12	36.95	6
Closing share price	43.82		34.11	26.58	31.53	46.70	28	(6)	43.82	46.70	(6)
Market capitalization	172,596		133,852	99,881	117,695	174,048	29	(1)	172,596	174,048	(1)

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding (b)	3,962.0		3,824.1	3,758.7	3,737.5	3,444.6	4	15	3,848.3	3,446.2	12
Common shares outstanding at period-end	3,938.7		3,924.1	3,757.7	3,732.8	3,726.9	—	6	3,938.7	3,726.9	6

FINANCIAL RATIOS: (d)
Income (loss) before extraordinary gain:
Return on common equity (“ROE”) (e)	9%		3%	5%	(3)%	(1)%			6%	4%
Return on tangible common equity (“ROTCE”) (e) (f)	13		5	8	(5)	(1)			9	7
Return on assets (“ROA”)	0.70		0.54	0.42	(0.11)	(0.01)			0.55	0.35
Net income:
ROE (e)	9		3	5	1	1			6	5
ROTCE (e) (f)	14		5	8	1	2			9	8
ROA	0.71		0.54	0.42	0.13	0.12			0.56	0.39

CAPITAL RATIOS:
Tier 1 common capital ratio	8.2	(g)	7.7	7.3	7.0	6.8
Tier 1 capital ratio	10.2	(g)	9.7	11.4	10.9	8.9
Total capital ratio	13.8	(g)	13.3	15.2	14.8	12.6

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,041,009		$2,026,642	$2,079,188	$2,175,052	$2,251,469	1	(9)	$2,041,009	$2,251,469	(9)
Wholesale loans	218,953		231,625	242,284	262,044	288,445	(5)	(24)	218,953	288,445	(24)
Consumer loans	434,191		448,976	465,959	482,854	472,936	(3)	(8)	434,191	472,936	(8)
Deposits	867,977		866,477	906,969	1,009,277	969,783	—	(10)	867,977	969,783	(10)
Common stockholders’ equity	154,101		146,614	138,201	134,945	137,691	5	12	154,101	137,691	12
Total stockholders’ equity	162,253		154,766	170,194	166,884	145,843	5	11	162,253	145,843	11

Headcount	220,861		220,255	219,569	224,961	228,452	—	(3)	220,861	228,452	(3)

LINE OF BUSINESS NET INCOME (LOSS)
Investment Bank	$1,921		$1,471	$1,606	$(2,364)	$882	31	118	$4,998	$1,189	320
Retail Financial Services	7		15	474	624	64	(53)	(89)	496	256	94
Card Services	(700)		(672)	(547)	(371)	292	(4)	NM	(1,919)	1,151	NM
Commercial Banking	341		368	338	480	312	(7)	9	1,047	959	9
Treasury & Securities Services	302		379	308	533	406	(20)	(26)	989	1,234	(20)
Asset Management	430		352	224	255	351	22	23	1,006	1,102	(9)
Corporate/Private Equity	1,287		808	(262)	1,545	(1,780)	59	NM	1,833	(988)	NM

Net income	$3,588		$2,721	$2,141	$702	$527	32	NM	$8,450	$4,903	72

(a)	For further discussion of managed basis, see Reconciliation from reported to managed summary on page 6.

(b)	Effective January 1, 2009, the Firm implemented new FASB guidance for participating securities. Accordingly, prior period amounts have been revised as required. For further discussion of the guidance, see Per share-related information on page 36.

(c)	The calculation of second quarter 2009 earnings per share includes a one-time, non-cash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital.

(d)	Ratios are based upon annualized amounts.

(e)	The calculation of second quarter 2009 net income applicable to common equity includes a one-time, non-cash reduction of $1.1 billion resulting from repayment of TARP preferred capital. Excluding this reduction the adjusted ROE and ROTCE were 6% and 10% for the second quarter 2009, respectively. The Firm views the adjusted ROE and ROTCE, non-GAAP financial measures, as meaningful because it increases the comparability to prior periods.

(f)	Net income applicable to common equity divided by total average common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the operating performance of the Firm.

(g)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
REVENUE
Investment banking fees	$1,679	$2,106	$1,386	$1,382	$1,316	(20)%	28%	$5,171	$4,144	25%
Principal transactions	3,860	3,097	2,001	(7,885)	(2,763)	25	NM	8,958	(2,814)	NM
Lending & deposit-related fees	1,826	1,766	1,688	1,776	1,168	3	56	5,280	3,312	59
Asset management, administration and commissions	3,158	3,124	2,897	3,234	3,485	1	(9)	9,179	10,709	(14)
Securities gains	184	347	198	456	424	(47)	(57)	729	1,104	(34)
Mortgage fees and related income	843	784	1,601	1,789	457	8	84	3,228	1,678	92
Credit card income	1,710	1,719	1,837	2,049	1,771	(1)	(3)	5,266	5,370	(2)
Other income	625	10	50	593	(115)	NM	NM	685	1,576	(57)

Noninterest revenue	13,885	12,953	11,658	3,394	5,743	7	142	38,496	25,079	53

Interest income	16,260	16,549	17,926	21,631	17,326	(2)	(6)	50,735	51,387	(1)
Interest expense	3,523	3,879	4,559	7,799	8,332	(9)	(58)	11,961	26,440	(55)

Net interest income	12,737	12,670	13,367	13,832	8,994	1	42	38,774	24,947	55

TOTAL NET REVENUE	26,622	25,623	25,025	17,226	14,737	4	81	77,270	50,026	54

Provision for credit losses	8,104	8,031	8,596	7,313	5,787	1	40	24,731	13,666	81

NONINTEREST EXPENSE
Compensation expense	7,311	6,917	7,588	5,024	5,858	6	25	21,816	17,722	23
Occupancy expense	923	914	885	955	766	1	20	2,722	2,083	31
Technology, communications and equipment expense	1,140	1,156	1,146	1,207	1,112	(1)	3	3,442	3,108	11
Professional & outside services	1,517	1,518	1,515	1,819	1,451	—	5	4,550	4,234	7
Marketing	440	417	384	501	453	6	(3)	1,241	1,412	(12)
Other expense (a)	1,767	2,190	1,375	1,242	1,096	(19)	61	5,332	2,498	113
Amortization of intangibles	254	265	275	326	305	(4)	(17)	794	937	(15)
Merger costs	103	143	205	181	96	(28)	7	451	251	80

TOTAL NONINTEREST EXPENSE	13,455	13,520	13,373	11,255	11,137	—	21	40,348	32,245	25

Income (loss) before income tax expense and extraordinary gain	5,063	4,072	3,056	(1,342)	(2,187)	24	NM	12,191	4,115	196
Income tax expense (benefit) (b)	1,551	1,351	915	(719)	(2,133)	15	NM	3,817	(207)	NM

Income (loss) before extraordinary gain	3,512	2,721	2,141	(623)	(54)	29	NM	8,374	4,322	94
Extraordinary gain (c)	76	—	—	1,325	581	NM	(87)	76	581	(87)

NET INCOME	$3,588	$2,721	$2,141	$702	$527	32	NM	$8,450	$4,903	72

DILUTED EARNINGS PER SHARE
Income (loss) before extraordinary gain (d)(e)	$0.80	$0.28	$0.40	$(0.29)	$(0.08)	186	NM	$1.50	$1.13	33
Extraordinary gain	0.02	—	—	0.35	0.17	NM	(88)	0.01	0.17	(94)

NET INCOME (d)(e)	$0.82	$0.28	$0.40	$0.06	$0.09	193	NM	$1.51	$1.30	16

FINANCIAL RATIOS
Income (loss) before extraordinary gain:
ROE (f)	9%	3%	5%	(3)%	(1)%			6%	4%
ROTCE (f)	13	5	8	(5)	(1)			9	7
ROA	0.70	0.54	0.42	(0.11)	(0.01)			0.55	0.35
Net income:
ROE (f)	9	3	5	1	1			6	5
ROTCE (f)	14	5	8	1	2			9	8
ROA	0.71	0.54	0.42	0.13	0.12			0.56	0.39
Effective income tax rate (b)	31	33	30	54	98			31	(5)
Overhead ratio	51	53	53	65	76			52	64

EXCLUDING IMPACT OF MERGER COSTS (g)
Income (loss) before extraordinary gain	$3,512	$2,721	$2,141	$(623)	$(54)	29	NM	$8,374	$4,322	94
Merger costs (after-tax)	64	89	127	112	60	(28)	7	280	156	79

Income (loss) before extraordinary gain excluding merger costs	$3,576	$2,810	$2,268	$(511)	$6	27	NM	$8,654	$4,478	93

Diluted Per Share:
Income (loss) before extraordinary gain (d)(e)	$0.80	$0.28	$0.40	$(0.29)	$(0.08)	186	NM	$1.50	$1.13	33
Merger costs (after-tax)	0.02	0.02	0.03	0.03	0.02	—	—	0.07	0.05	40

Income (loss) before extraordinary gain excluding merger costs (d)(e)	$0.82	$0.30	$0.43	$(0.26)	$(0.06)	173	NM	$1.57	$1.18	33

(a)	Second quarter 2009 includes a $675 million FDIC special assessment.

(b)	The income tax benefit in the third quarter of 2008 includes the realization of a benefit from the release of deferred tax liabilities associated with the undistributed earnings of certain non-U.S. subsidiaries that were deemed to be reinvested indefinitely.

(c)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price, which resulted in negative goodwill. In accordance with U.S. GAAP for business combinations, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(d)	Effective January 1, 2009, the Firm implemented new FASB guidance for participating securities. Accordingly, prior period amounts have been revised as required. For further discussion of this guidance, see Per share-related information on page 36.

(e)	The calculation of second quarter 2009 earnings per share includes a one-time, non-cash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital.

(f)	The calculation of second quarter 2009 net income applicable to common equity includes a one-time, non-cash reduction of $1.1 billion resulting from repayment of TARP preferred capital. Excluding this reduction the adjusted ROE and ROTCE were 6% and 10% for the second quarter 2009, respectively. The Firm views the adjusted ROE and ROTCE, non-GAAP financial measures, as meaningful because it increases the comparability to prior periods.

(g)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Sep 30, 2009
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2009	2009	2009	2008	2008	2009	2008
ASSETS
Cash and due from banks	$21,068	$25,133	$26,681	$26,895	$54,350	(16)%	(61)%
Deposits with banks	59,623	61,882	89,865	138,139	34,372	(4)	73
Federal funds sold and securities purchased under resale agreements	171,007	159,170	157,237	203,115	233,668	7	(27)
Securities borrowed	128,059	129,263	127,928	124,000	152,050	(1)	(16)
Trading assets:
Debt and equity instruments	330,370	298,135	298,453	347,357	401,609	11	(18)
Derivative receivables	94,065	97,491	131,247	162,626	118,648	(4)	(21)
Securities	372,867	345,563	333,861	205,943	150,779	8	147
Loans	653,144	680,601	708,243	744,898	761,381	(4)	(14)
Less: allowance for loan losses	30,633	29,072	27,381	23,164	19,052	5	61

Loans, net of allowance for loan losses	622,511	651,529	680,862	721,734	742,329	(4)	(16)
Accrued interest and accounts receivable	59,948	61,302	52,168	60,987	104,232	(2)	(42)
Premises and equipment	10,675	10,668	10,336	10,045	9,962	—	7
Goodwill	48,334	48,288	48,201	48,027	46,121	—	5
Other intangible assets:
Mortgage servicing rights	13,663	14,600	10,634	9,403	17,048	(6)	(20)
Purchased credit card relationships	1,342	1,431	1,528	1,649	1,827	(6)	(27)
All other intangibles	3,520	3,651	3,821	3,932	3,653	(4)	(4)
Other assets (a)	103,957	118,536	106,366	111,200	180,821	(12)	(43)

TOTAL ASSETS	$2,041,009	$2,026,642	$2,079,188	$2,175,052	$2,251,469	1	(9)

LIABILITIES
Deposits	$867,977	$866,477	$906,969	$1,009,277	$969,783	—	(10)
Federal funds purchased and securities loaned or sold under repurchase agreements	310,219	300,931	279,837	192,546	224,075	3	38
Commercial paper	53,920	42,713	33,085	37,845	54,480	26	(1)
Other borrowed funds (a)	50,824	73,968	112,257	132,400	167,827	(31)	(70)
Trading liabilities:
Debt and equity instruments	65,233	56,021	53,786	45,274	76,213	16	(14)
Derivative payables	69,214	67,197	86,020	121,604	85,816	3	(19)
Accounts payable and other liabilities (including the allowance for lending-related commitments)	171,386	171,685	165,521	187,978	260,563	—	(34)
Beneficial interests issued by consolidated VIEs	17,859	20,945	9,674	10,561	11,437	(15)	56
Long-term debt	254,413	254,226	243,569	252,094	238,034	—	7
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	17,711	17,713	18,276	18,589	17,398	—	2

TOTAL LIABILITIES	1,878,756	1,871,876	1,908,994	2,008,168	2,105,626	—	(11)

STOCKHOLDERS’ EQUITY
Preferred stock	8,152	8,152	31,993	31,939	8,152	—	—
Common stock	4,105	4,105	3,942	3,942	3,942	—	4
Capital surplus	97,564	97,662	91,469	92,143	90,535	—	8
Retained earnings	59,573	56,355	55,487	54,013	55,217	6	8
Accumulated other comprehensive income (loss)	283	(3,438)	(4,490)	(5,687)	(2,227)	NM	NM
Shares held in RSU trust	(86)	(86)	(86)	(217)	(267)	—	68
Treasury stock, at cost	(7,338)	(7,984)	(8,121)	(9,249)	(9,509)	8	23

TOTAL STOCKHOLDERS’ EQUITY	162,253	154,766	170,194	166,884	145,843	5	11

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,041,009	$2,026,642	$2,079,188	$2,175,052	$2,251,469	1	(9)

(a)	On September 19, 2008, the Federal Reserve established a special lending facility, the AML Facility, to provide liquidity to eligible money market mutual funds. The Firm participated in the AML Facility and had ABCP investments totaling $14.5 billion, $6.0 billion, $11.2 billion, and $61.3 billion at June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. There was no ABCP investment at September 30, 2009. These ABCP investments were recorded in other assets with the corresponding nonrecourse liability to the Federal Reserve Bank of Boston for the same amounts recorded in other borrowed funds.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
AVERAGE BALANCES
ASSETS
Deposits with banks	$62,248	$68,001	$88,587	$106,156	$41,303	(8)%	51%	$72,849	$37,378	95%
Federal funds sold and securities purchased under resale agreements	151,705	142,226	160,986	205,182	164,980	7	(8)	151,606	158,195	(4)
Securities borrowed	129,301	122,235	120,752	123,523	134,651	6	(4)	124,127	106,258	17
Trading assets — debt instruments	250,148	245,444	252,098	269,576	298,760	2	(16)	249,223	307,899	(19)
Securities	359,451	354,216	281,420	174,652	119,443	1	201	331,981	106,392	212
Loans	665,386	697,908	726,959	752,524	536,890	(5)	24	696,526	533,829	30
Other assets (a)	24,155	36,638	27,411	56,322	37,237	(34)	(35)	29,389	17,694	66

Total interest-earning assets	1,642,394	1,666,668	1,658,213	1,687,935	1,333,264	(1)	23	1,655,701	1,267,645	31
Trading assets — equity instruments	66,790	63,507	62,748	72,782	92,300	5	(28)	64,363	90,220	(29)
Goodwill	48,328	48,273	48,071	46,838	45,947	—	5	48,225	45,809	5
Other intangible assets:
Mortgage servicing rights	14,384	12,256	11,141	14,837	11,811	17	22	12,605	10,017	26
All other intangible assets	4,984	5,218	5,443	5,586	5,512	(4)	(10)	5,214	5,845	(11)
All other noninterest-earning assets	222,296	242,450	281,503	339,887	267,525	(8)	(17)	248,532	245,749	1

TOTAL ASSETS	$1,999,176	$2,038,372	$2,067,119	$2,167,865	$1,756,359	(2)	14	$2,034,640	$1,665,285	22

LIABILITIES
Interest-bearing deposits	$660,998	$672,350	$736,460	$777,604	$589,348	(2)	12	$689,660	$600,554	15
Federal funds purchased and securities loaned or sold under repurchase agreements	303,175	289,971	226,110	203,568	200,032	5	52	273,368	194,446	41
Commercial paper	42,728	37,371	33,694	40,486	47,579	14	(10)	37,964	47,496	(20)
Other borrowings and liabilities (b)	178,985	207,489	236,673	264,236	161,821	(14)	11	207,504	127,076	63
Beneficial interests issued by consolidated VIEs	19,351	14,493	9,757	9,440	11,431	34	69	14,569	14,490	1
Long-term debt	271,281	274,323	258,732	248,125	261,385	(1)	4	268,158	230,472	16

Total interest-bearing liabilities	1,476,518	1,495,997	1,501,426	1,543,459	1,271,596	(1)	16	1,491,223	1,214,534	23
Noninterest-bearing liabilities	365,038	373,172	397,243	460,894	351,023	(2)	4	378,366	320,978	18

TOTAL LIABILITIES	1,841,556	1,869,169	1,898,669	2,004,353	1,622,619	(1)	13	1,869,589	1,535,512	22

Preferred stock	8,152	28,338	31,957	24,755	7,100	(71)	15	22,729	3,895	484
Common stockholders’ equity	149,468	140,865	136,493	138,757	126,640	6	18	142,322	125,878	13

TOTAL STOCKHOLDERS’ EQUITY	157,620	169,203	168,450	163,512	133,740	(7)	18	165,051	129,773	27

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,999,176	$2,038,372	$2,067,119	$2,167,865	$1,756,359	(2)	14	$2,034,640	$1,665,285	22

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	0.83%	1.45%	2.03%	3.34%	3.04%			1.50%	3.66%
Federal funds sold and securities purchased under resale agreements	0.96	1.04	1.64	2.88	3.76			1.22	3.80
Securities borrowed	(0.09)	(0.32)	0.29	0.92	2.07			(0.04)	2.53
Trading assets — debt instruments	4.78	4.91	5.27	6.18	6.06			4.99	5.80
Securities	3.62	3.64	4.16	5.14	5.09			3.78	5.26
Loans	5.64	5.65	5.87	6.44	6.31			5.72	6.58
Other assets (a)	2.18	0.80	2.44	3.06	3.29			1.69	3.49
Total interest-earning assets	3.95	4.00	4.41	5.12	5.22			4.12	5.47

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.65	0.70	0.93	1.53	2.26			0.76	2.57
Federal funds purchased and securities sold under repurchase agreements	0.20	0.23	0.36	0.95	2.63			0.25	2.87
Commercial paper	0.23	0.24	0.47	1.17	2.05			0.30	2.54
Other borrowings and liabilities (b)	1.70	1.32	1.46	2.56	2.84			1.48	3.73
Beneficial interests issued by consolidated VIEs	1.43	1.59	1.57	3.79	2.87			1.52	2.90
Long-term debt	2.09	2.60	2.73	3.87	3.31			2.47	3.44
Total interest-bearing liabilities	0.95	1.04	1.23	2.01	2.61			1.07	2.91

INTEREST RATE SPREAD	3.00%	2.96%	3.18%	3.11%	2.61%			3.05%	2.56%

NET YIELD ON INTEREST-EARNING ASSETS	3.10%	3.07%	3.29%	3.28%	2.73%			3.15%	2.68%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.40%	3.37%	3.60%	3.55%	3.06%			3.45%	3.02%

(a)	Includes margin loans and the Firm’s investment in asset-backed commercial paper under the Federal Reserve Bank of Boston’s AML facility.

(b)	Includes securities sold but not yet purchased, brokerage customer payables and advances from Federal Home Loan Banks.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 37.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
CREDIT CARD INCOME
Credit card income — reported	$1,710	$1,719	$1,837	$2,049	$1,771	(1)%	(3)%	$5,266	$5,370	(2)%
Impact of:
Credit card securitizations	(285)	(294)	(540)	(710)	(843)	3	66	(1,119)	(2,623)	57

Credit card income — managed	$1,425	$1,425	$1,297	$1,339	$928	—	54	$4,147	$2,747	51

OTHER INCOME
Other income — reported	$625	$10	$50	$593	$(115)	NM	NM	$685	$1,576	(57)
Impact of:
Tax-equivalent adjustments	371	335	337	556	323	11	15	1,043	773	35

Other income — managed	$996	$345	$387	$1,149	$208	189	379	$1,728	$2,349	(26)

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$13,885	$12,953	$11,658	$3,394	$5,743	7	142	$38,496	$25,079	53
Impact of:
Credit card securitizations	(285)	(294)	(540)	(710)	(843)	3	66	(1,119)	(2,623)	57
Tax-equivalent adjustments	371	335	337	556	323	11	15	1,043	773	35

Total noninterest revenue — managed	$13,971	$12,994	$11,455	$3,240	$5,223	8	167	$38,420	$23,229	65

NET INTEREST INCOME
Net interest income — reported	$12,737	$12,670	$13,367	$13,832	$8,994	1	42	$38,774	$24,947	55
Impact of:
Credit card securitizations	1,983	1,958	2,004	1,938	1,716	1	16	5,945	5,007	19
Tax-equivalent adjustments	89	87	96	98	155	2	(43)	272	481	(43)

Net interest income — managed	$14,809	$14,715	$15,467	$15,868	$10,865	1	36	$44,991	$30,435	48

TOTAL NET REVENUE
Total net revenue — reported	$26,622	$25,623	$25,025	$17,226	$14,737	4	81	$77,270	$50,026	54
Impact of:
Credit card securitizations	1,698	1,664	1,464	1,228	873	2	95	4,826	2,384	102
Tax-equivalent adjustments	460	422	433	654	478	9	(4)	1,315	1,254	5

Total net revenue — managed	$28,780	$27,709	$26,922	$19,108	$16,088	4	79	$83,411	$53,664	55

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$13,167	$12,103	$11,652	$5,971	$3,600	9	266	$36,922	$17,781	108
Impact of:
Credit card securitizations	1,698	1,664	1,464	1,228	873	2	95	4,826	2,384	102
Tax-equivalent adjustments	460	422	433	654	478	9	(4)	1,315	1,254	5

Total pre-provision profit — managed	$15,325	$14,189	$13,549	$7,853	$4,951	8	210	$43,063	$21,419	101

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$8,104	$8,031	$8,596	$7,313	$5,787	1	40	$24,731	$13,666	81
Impact of:
Credit card securitizations	1,698	1,664	1,464	1,228	873	2	95	4,826	2,384	102

Provision for credit losses — managed	$9,802	$9,695	$10,060	$8,541	$6,660	1	47	$29,557	$16,050	84

INCOME TAX EXPENSE
Income tax expense (benefit) — reported	$1,551	$1,351	$915	$(719)	$(2,133)	15	NM	$3,817	$(207)	NM
Impact of:
Tax-equivalent adjustments	460	422	433	654	478	9	(4)	1,315	1,254	5

Income tax expense (benefit) — managed	$2,011	$1,773	$1,348	$(65)	$(1,655)	13	NM	$5,132	$1,047	390

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$7,508	$7,301	$8,371	$(272)	$4,066	3%	85%	$23,180	$12,607	84%
Retail Financial Services	8,218	7,970	8,835	8,684	4,963	3	66	25,023	14,836	69
Card Services	5,159	4,868	5,129	4,908	3,887	6	33	15,156	11,566	31
Commercial Banking	1,459	1,453	1,402	1,479	1,125	—	30	4,314	3,298	31
Treasury & Securities Services	1,788	1,900	1,821	2,249	1,953	(6)	(8)	5,509	5,885	(6)
Asset Management	2,085	1,982	1,703	1,658	1,961	5	6	5,770	5,926	(3)
Corporate/Private Equity (a)	2,563	2,235	(339)	402	(1,867)	15	NM	4,459	(454)	NM

TOTAL NET REVENUE	$28,780	$27,709	$26,922	$19,108	$16,088	4	79	$83,411	$53,664	55

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$3,234	$3,234	$3,597	$(3,013)	$250	—	NM	$10,065	$1,504	NM
Retail Financial Services	4,022	3,891	4,664	4,638	2,184	3	84	12,577	6,805	85
Card Services	3,853	3,535	3,783	3,419	2,693	9	43	11,171	7,915	41
Commercial Banking	914	918	849	980	639	—	43	2,681	1,851	45
Treasury & Securities Services	508	612	502	910	614	(17)	(17)	1,622	2,001	(19)
Asset Management	734	628	405	445	599	17	23	1,767	1,841	(4)
Corporate/Private Equity (a)	2,060	1,371	(251)	474	(2,028)	50	NM	3,180	(498)	NM

TOTAL PRE-PROVISION PROFIT	$15,325	$14,189	$13,549	$7,853	$4,951	8	210	$43,063	$21,419	101

NET INCOME (LOSS)
Investment Bank	$1,921	$1,471	$1,606	$(2,364)	$882	31	118	$4,998	$1,189	320
Retail Financial Services	7	15	474	624	64	(53)	(89)	496	256	94
Card Services	(700)	(672)	(547)	(371)	292	(4)	NM	(1,919)	1,151	NM
Commercial Banking	341	368	338	480	312	(7)	9	1,047	959	9
Treasury & Securities Services	302	379	308	533	406	(20)	(26)	989	1,234	(20)
Asset Management	430	352	224	255	351	22	23	1,006	1,102	(9)
Corporate/Private Equity	1,287	808	(262)	1,545	(1,780)	59	NM	1,833	(988)	NM

TOTAL NET INCOME	$3,588	$2,721	$2,141	$702	$527	32	NM	$8,450	$4,903	72

AVERAGE EQUITY (b)
Investment Bank	$33,000	$33,000	$33,000	$33,000	$26,000	—	27	$33,000	$23,781	39
Retail Financial Services	25,000	25,000	25,000	25,000	17,000	—	47	25,000	17,000	47
Card Services	15,000	15,000	15,000	15,000	14,100	—	6	15,000	14,100	6
Commercial Banking	8,000	8,000	8,000	8,000	7,000	—	14	8,000	7,000	14
Treasury & Securities Services	5,000	5,000	5,000	4,500	3,500	—	43	5,000	3,500	43
Asset Management	7,000	7,000	7,000	7,000	5,500	—	27	7,000	5,190	35
Corporate/Private Equity	56,468	47,865	43,493	46,257	53,540	18	5	49,322	55,307	(11)

TOTAL AVERAGE EQUITY	$149,468	$140,865	$136,493	$138,757	$126,640	6	18	$142,322	$125,878	13

RETURN ON EQUITY (b)
Investment Bank	23%	18%	20%	(28)%	13%			20%	7%
Retail Financial Services	—	—	8	10	1			3	2
Card Services	(19)	(18)	(15)	(10)	8			(17)	11
Commercial Banking	17	18	17	24	18			17	18
Treasury & Securities Services	24	30	25	47	46			26	47
Asset Management	24	20	13	14	25			19	28

(a)	In the second quarter of 2009, Investment Bank (“IB”) began reporting credit reimbursement from TSS as a component of total net revenue, whereas TSS continues to report its credit reimbursement to IB as a separate line item on its income statement (not part of total net revenue). Corporate/Private Equity includes an adjustment to offset IB’s inclusion of the credit reimbursement in total net revenue. Prior periods have been revised for IB and Corporate/Private Equity to reflect this presentation.

(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Investment banking fees	$1,658	$2,239	$1,380	$1,373	$1,593	(26)%	4%	$5,277	$4,534	16%
Principal transactions	2,714	1,841	3,515	(6,160)	(922)	47	NM	8,070	(882)	NM
Lending & deposit-related fees	185	167	138	138	118	11	57	490	325	51
Asset management, administration and commissions	633	717	692	764	847	(12)	(25)	2,042	2,300	(11)
All other income (a)	63	(108)	(56)	139	(248)	NM	NM	(101)	(480)	79

Noninterest revenue	5,253	4,856	5,669	(3,746)	1,388	8	278	15,778	5,797	172
Net interest income	2,255	2,445	2,702	3,474	2,678	(8)	(16)	7,402	6,810	9

TOTAL NET REVENUE (b)	7,508	7,301	8,371	(272)	4,066	3	85	23,180	12,607	84

Provision for credit losses	379	871	1,210	765	234	(56)	62	2,460	1,250	97
NONINTEREST EXPENSE
Compensation expense	2,778	2,677	3,330	1,166	2,162	4	28	8,785	6,535	34
Noncompensation expense	1,496	1,390	1,444	1,575	1,654	8	(10)	4,330	4,568	(5)

TOTAL NONINTEREST EXPENSE	4,274	4,067	4,774	2,741	3,816	5	12	13,115	11,103	18

Income (loss) before income tax expense	2,855	2,363	2,387	(3,778)	16	21	NM	7,605	254	NM
Income tax expense (benefit) (c)	934	892	781	(1,414)	(866)	5	NM	2,607	(935)	NM

NET INCOME (LOSS)	$1,921	$1,471	$1,606	$(2,364)	$882	31	118	$4,998	$1,189	320

FINANCIAL RATIOS
ROE	23%	18%	20%	(28)%	13%			20%	7%
ROA	1.12	0.83	0.89	(1.08)	0.39			0.94	0.19
Overhead ratio	57	56	57	NM	94			57	88
Compensation expense as a % of total net revenue	37	37	40	NM	53			38	52

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$384	$393	$479	$579	$576	(2)	(33)	$1,256	$1,429	(12)
Equity underwriting	681	1,103	308	330	518	(38)	31	2,092	1,419	47
Debt underwriting	593	743	593	464	499	(20)	19	1,929	1,686	14

Total investment banking fees	1,658	2,239	1,380	1,373	1,593	(26)	4	5,277	4,534	16
Fixed income markets	5,011	4,929	4,889	(1,671)	815	2	NM	14,829	3,628	309
Equity markets	941	708	1,773	(94)	1,650	33	(43)	3,422	3,705	(8)
Credit portfolio (a)	(102)	(575)	329	120	8	82	NM	(348)	740	NM

Total net revenue	$7,508	$7,301	$8,371	$(272)	$4,066	3	85	$23,180	$12,607	84

REVENUE BY REGION (a)
Americas	$3,913	$4,177	$4,800	$(2,203)	$1,072	(6)	265	$12,890	$4,813	168
Europe/Middle East/Africa	2,855	2,235	2,595	2,026	2,517	28	13	7,685	5,684	35
Asia/Pacific	740	889	976	(95)	477	(17)	55	2,605	2,110	23

Total net revenue	$7,508	$7,301	$8,371	$(272)	$4,066	3	85	$23,180	$12,607	84

(a)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income. Prior periods have been revised to conform with the current presentation.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as, tax-exempt income from municipal bond investments, of $371 million, $334 million, $365 million, $583 million, and $427 million for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $1.1 billion for both year-to-date 2009 and 2008.

(c)	The income tax benefit in the third quarter of 2008 is predominantly the result of reduced deferred tax liabilities on overseas earnings.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained (a)	$55,703	$64,500	$66,506	$71,357	$73,347	(14)%	(24)%	$55,703	$73,347	(24)%
Loans held-for-sale & loans at fair value	4,582	6,814	10,993	13,660	16,667	(33)	(73)	4,582	16,667	(73)

Total loans	60,285	71,314	77,499	85,017	90,014	(15)	(33)	60,285	90,014	(33)
Equity	33,000	33,000	33,000	33,000	33,000	—	—	33,000	33,000	—
SELECTED BALANCE SHEET DATA (Average)
Total assets	$678,796	$710,825	$733,166	$869,159	$890,040	(5)	(24)	$707,396	$820,497	(14)
Trading assets — debt and equity instruments	270,695	265,336	272,998	306,168	360,821	2	(25)	269,668	365,802	(26)
Trading assets — derivative receivables	86,651	100,536	125,021	153,875	105,462	(14)	(18)	103,929	98,390	6
Loans:
Loans retained (a)	61,269	68,224	70,041	73,110	69,022	(10)	(11)	66,479	73,107	(9)
Loans held-for-sale & loans at fair value	4,981	8,934	12,402	16,378	17,612	(44)	(72)	8,745	19,215	(54)

Total loans	66,250	77,158	82,443	89,488	86,634	(14)	(24)	75,224	92,322	(19)
Adjusted assets (b)	515,718	531,632	589,163	685,242	694,459	(3)	(26)	545,235	677,945	(20)
Equity	33,000	33,000	33,000	33,000	26,000	—	27	33,000	23,781	39

Headcount	24,828	25,783	26,142	27,938	30,993	(4)	(20)	24,828	30,993	(20)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$750	$433	$36	$87	$13	73	NM	$1,219	$18	NM
Nonperforming assets:
Nonperforming loans:
Nonperforming loans retained (a)	4,782	3,407	1,738	1,143	404	40	NM	4,782	404	NM
Nonperforming loans held-for-sale & loans at fair value	128	112	57	32	32	14	300	128	32	300

Total nonperforming loans	4,910	3,519	1,795	1,175	436	40	NM	4,910	436	NM
Derivative receivables	624	704	1,010	1,079	34	(11)	NM	624	34	NM
Assets acquired in loan satisfactions	248	311	236	247	113	(20)	119	248	113	119

Total nonperforming assets	5,782	4,534	3,041	2,501	583	28	NM	5,782	583	NM
Allowance for credit losses:
Allowance for loan losses	4,703	5,101	4,682	3,444	2,654	(8)	77	4,703	2,654	77
Allowance for lending-related commitments	401	351	295	360	463	14	(13)	401	463	(13)

Total allowance for credit losses	5,104	5,452	4,977	3,804	3,117	(6)	64	5,104	3,117	64

Net charge-off (recovery) rate (a)	4.86%	2.55%	0.21%	0.47%	0.07%			2.45%	0.03%
Allowance for loan losses to period-end loans retained (a)	8.44	7.91	7.04	4.83	3.62			8.44	3.62
Allowance for loan losses to average loans retained (a) (d)	7.68	7.48	6.68	4.71	3.85			7.07	3.63
Allowance for loan losses to nonperforming loans retained (c)	98	150	269	301	657			98	657
Nonperforming loans to total period-end loans	8.14	4.93	2.32	1.38	0.48			8.14	0.48
Nonperforming loans to total average loans	7.41	4.56	2.18	1.31	0.50			6.53	0.47

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans held-for-sale and loans accounted for at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated variable interest entities (“VIEs”); (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility. The amount of adjusted assets is presented to assist the reader in comparing the Investment Bank’s (“IB”) asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(d)	Excluding the impact of a loan originated in March 2008 to Bear Stearns, the adjusted ratio would be 3.76% for year-to-date 2008. The average balance of the loan extended to Bear Stearns was $2.6 billion for year-to-date 2008.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR - 99% CONFIDENCE LEVEL (a)
Trading activities:
Fixed income	$243	$249	$218	$276	$183	(2)%	33%	$237	$150	58%
Foreign exchange	30	26	40	55	20	15	50	32	27	19
Equities	28	77	162	87	80	(64)	(65)	88	47	87
Commodities and other	38	34	28	30	41	12	(7)	34	33	3
Diversification (b)	(134)	(136)	(159)	(146)	(104)	1	(29)	(144)	(95)	(52)

Total trading VaR (c)	205	250	289	302	220	(18)	(7)	247	162	52

Credit portfolio VaR (d)	50	133	182	165	47	(62)	6	120	38	216
Diversification (b)	(49)	(116)	(135)	(140)	(49)	58	—	(99)	(39)	(154)

Total trading and credit portfolio VaR	$206	$267	$336	$327	$218	(23)	(6)	$268	$161	66

	September 30, 2009 YTD		Full Year 2008
	Market		Market
MARKET SHARES AND RANKINGS (e)	Share	Rankings	Share	Rankings
Global debt, equity and equity-related	10%	#1	9%	#1
Global syndicated loans	9%	#1	11%	#1
Global long-term debt (f)	9%	#1	9%	#3
Global equity and equity-related (g)	15%	#1	10%	#1
Global announced M&A (h)	25%	#4	28%	#2
U.S. debt, equity and equity-related	15%	#1	15%	#2
U.S. syndicated loans	23%	#1	25%	#1
U.S. long-term debt (f)	14%	#1	15%	#2
U.S. equity and equity-related (g)	18%	#1	11%	#1
U.S. announced M&A (h)	33%	#4	35%	#2

(a)	Results for year-to-date 2008 include four months of the combined Firm’s (JPMorgan Chase & Co.’s and Bear Stearns’) results and five months of heritage JPMorgan Chase & Co results.

(b)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(c)	Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include VaR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VaR also does not include the MSR portfolio or VaR related to other corporate functions, such as Corporate/Private Equity. Beginning in the fourth quarter of 2008, trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(d)	Includes VaR on derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(e)	Source: Thomson Reuters. Full year 2008 results are pro forma for the Bear Stearns merger.

(f)	Includes asset-backed securities, mortgage-backed securities and municipal securities.

(g)	Includes rights offerings; U.S. domiciled equity and equity-related transactions.

(h)	Global announced M&A is based upon rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and rankings for 2008 include transactions withdrawn since December 31, 2008. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$1,046	$1,003	$948	$1,050	$538	4%	94%	$2,997	$1,496	100%
Asset management, administration and commissions	408	425	435	412	346	(4)	18	1,268	1,098	15
Mortgage fees and related income	873	807	1,633	1,962	438	8	99	3,313	1,659	100
Credit card income	416	411	367	367	204	1	104	1,194	572	109
Other income	321	294	214	183	206	9	56	829	556	49

Noninterest revenue	3,064	2,940	3,597	3,974	1,732	4	77	9,601	5,381	78
Net interest income	5,154	5,030	5,238	4,710	3,231	2	60	15,422	9,455	63

TOTAL NET REVENUE	8,218	7,970	8,835	8,684	4,963	3	66	25,023	14,836	69

Provision for credit losses	3,988	3,846	3,877	3,576	2,056	4	94	11,711	6,329	85

NONINTEREST EXPENSE
Compensation expense	1,728	1,631	1,631	1,604	1,120	6	54	4,990	3,464	44
Noncompensation expense	2,385	2,365	2,457	2,345	1,559	1	53	7,207	4,267	69
Amortization of intangibles	83	83	83	97	100	—	(17)	249	300	(17)

TOTAL NONINTEREST EXPENSE	4,196	4,079	4,171	4,046	2,779	3	51	12,446	8,031	55

Income before income tax expense	34	45	787	1,062	128	(24)	(73)	866	476	82
Income tax expense	27	30	313	438	64	(10)	(58)	370	220	68

NET INCOME	$7	$15	$474	$624	$64	(53)	(89)	$496	$256	94

FINANCIAL RATIOS
ROE	—%	—%	8%	10%	1%			3%	2%
Overhead ratio	51	51	47	47	56			50	54
Overhead ratio excluding core deposit intangibles (a)	50	50	46	45	54			49	52

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$397,673	$399,916	$412,505	$419,831	$426,435	(1)	(7)	$397,673	$426,435	(7)
Loans:
Loans retained	346,765	353,934	364,220	368,786	371,153	(2)	(7)	346,765	371,153	(7)
Loans held-for-sale & loans at fair value (b)	14,303	13,192	12,529	9,996	10,223	8	40	14,303	10,223	40

Total loans	361,068	367,126	376,749	378,782	381,376	(2)	(5)	361,068	381,376	(5)
Deposits	361,046	371,241	380,140	360,451	353,660	(3)	2	361,046	353,660	2
Equity	25,000	25,000	25,000	25,000	25,000	—	—	25,000	25,000	—

SELECTED BALANCE SHEET DATA (Average)
Assets	$401,620	$410,228	$423,472	$423,699	$265,367	(2)	51	$411,693	$264,400	56
Loans:
Loans retained	349,762	359,372	366,925	369,172	222,640	(3)	57	358,623	219,464	63
Loans held-for-sale & loans at fair value (b)	19,025	19,043	16,526	13,848	16,037	—	19	18,208	18,116	1

Total loans	368,787	378,415	383,451	383,020	238,677	(3)	55	376,831	237,580	59
Deposits	366,944	377,259	370,278	358,523	222,180	(3)	65	371,482	224,731	65
Equity	25,000	25,000	25,000	25,000	17,000	—	47	25,000	17,000	47

Headcount	106,951	103,733	100,677	102,007	101,826	3	5	106,951	101,826	5

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangibles amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $83 million, $82 million, $83 million, $97 million, and $99 million, for the quarters ending September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $248 million and $297 million for year-to-date 2009 and 2008, respectively.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $12.8 billion, $11.3 billion, $8.9 billion, $8.0 billion, and $8.6 billion, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. Average balances of these loans totaled $17.7 billion, $16.2 billion, $13.4 billion, $12.0 billion, and $14.5 billion, for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $15.8 billion and $14.9 billion for year-to-date 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2,550	$2,649	$2,176	$1,701	$1,326	(4)%	92%	$7,375	$3,176	132%
Nonperforming loans:
Nonperforming loans retained	10,091	8,792	7,714	6,548	5,517	15	83	10,091	5,517	83
Nonperforming loans held-for-sale and loans at fair value	242	203	264	236	207	19	17	242	207	17

Total nonperforming loans (a) (b) (c)	10,333	8,995	7,978	6,784	5,724	15	81	10,333	5,724	81
Nonperforming assets (a) (b) (c)	11,883	10,554	9,846	9,077	8,085	13	47	11,883	8,085	47
Allowance for loan losses	13,286	11,832	10,619	8,918	7,517	12	77	13,286	7,517	77

Net charge-off rate	2.89%	2.96%	2.41%	1.83%	2.37%			2.75%	1.93%
Net charge-off rate excluding purchased credit-impaired loans (d)	3.81	3.89	3.16	2.41	2.37			3.62	1.93
Allowance for loan losses to ending loans retained	3.83	3.34	2.92	2.42	2.03			3.83	2.03
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (d)	4.63	4.41	3.84	3.19	2.56			4.63	2.56
Allowance for loan losses to nonperforming loans retained (a)(d)	121	135	138	136	136			121	136
Nonperforming loans to total loans	2.86	2.45	2.12	1.79	1.50			2.86	1.50
Nonperforming loans to total loans excluding purchased credit-impaired loans (a)	3.72	3.19	2.76	2.34	1.88			3.72	1.88

(a)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.0 billion, $4.2 billion, $4.2 billion, $3.0 billion, and $1.4 billion, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively; and (2) real estate owned insured by U.S. government agencies of $579 million, $508 million, $433 million, $364 million, and $370 million at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $511 million, $473 million, $433 million, $437 million, and $405 million, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. These amounts for mortgage and student loans are excluded, as reimbursement is proceeding normally.

(d)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $1.1 billion has been recorded for these loans as of September 30, 2009. No allowance for loan losses was recorded as of June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
RETAIL BANKING
Noninterest revenue	$1,844	$1,803	$1,718	$1,834	$1,089	2%	69%	$5,365	$3,117	72%
Net interest income	2,732	2,719	2,614	2,687	1,756	—	56	8,065	4,972	62

Total net revenue	4,576	4,522	4,332	4,521	2,845	1	61	13,430	8,089	66
Provision for credit losses	208	361	325	268	70	(42)	197	894	181	394
Noninterest expense	2,646	2,557	2,580	2,533	1,580	3	67	7,783	4,699	66

Income before income tax expense	1,722	1,604	1,427	1,720	1,195	7	44	4,753	3,209	48

Net income	$1,043	$970	$863	$1,040	$723	8	44	$2,876	$1,942	48

Overhead ratio	58%	57%	60%	56%	56%			58%	58%
Overhead ratio excluding core deposit intangibles (a)	56	55	58	54	52			56	54
BUSINESS METRICS (in billions)
Business banking origination volume	$0.5	$0.6	$0.5	$0.8	$1.2	(17)	(58)	$1.6	$4.7	(66)
End-of-period loans owned	17.4	17.8	18.2	18.4	18.6	(2)	(6)	17.4	18.6	(6)
End-of-period deposits:
Checking	$115.5	$114.1	$113.9	$109.2	$106.7	1	8	$115.5	$106.7	8
Savings	151.6	150.4	152.4	144.0	146.4	1	4	151.6	146.4	4
Time and other	66.6	78.9	86.5	89.1	85.8	(16)	(22)	66.6	85.8	(22)

Total end-of-period deposits	333.7	343.4	352.8	342.3	338.9	(3)	(2)	333.7	338.9	(2)
Average loans owned	$17.7	$18.0	$18.4	$18.2	$16.6	(2)	7	$18.0	$16.2	11
Average deposits:
Checking	$114.0	$114.2	$109.4	$105.8	$68.0	—	68	$112.6	$67.5	67
Savings	151.2	151.2	148.2	145.3	105.4	—	43	150.1	103.9	44
Time and other	74.4	82.7	88.2	88.7	36.7	(10)	103	81.8	41.3	98

Total average deposits	339.6	348.1	345.8	339.8	210.1	(2)	62	344.5	212.7	62
Deposit margin	2.99%	2.92%	2.85%	2.94%	3.06%			2.92%	2.86%
Average assets	$28.1	$29.1	$30.2	$28.7	$25.6	(3)	10	$29.1	$25.6	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$208	$211	$175	$168	$68	(1)	206	$594	$178	234
Net charge-off rate	4.66%	4.70%	3.86%	3.67%	1.63%			4.41%	1.47%
Nonperforming assets	$816	$686	$579	$424	$380	19	115	$816	$380	115

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$6,243	$5,292	$4,398	$3,956	$4,389	18	42	$15,933	$13,684	16

Number of:
Branches	5,126	5,203	5,186	5,474	5,423	(1)	(5)	5,126	5,423	(5)
ATMs	15,038	14,144	14,159	14,568	14,389	6	5	15,038	14,389	5
Personal bankers	16,941	15,959	15,544	15,825	15,491	6	9	16,941	15,491	9
Sales specialists	5,530	5,485	5,454	5,661	5,899	1	(6)	5,530	5,899	(6)
Active online customers (in thousands)	13,852	13,930	12,882	11,710	11,682	(1)	19	13,852	11,682	19
Checking accounts (in thousands)	25,546	25,252	24,984	24,499	24,490	1	4	25,546	24,490	4

(a)	Retail Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangibles amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $83 million, $82 million, $83 million, $97 million, and $99 million, for the quarters ending September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $248 million and $297 million for year-to-date 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
CONSUMER LENDING
Noninterest revenue	$1,220	$1,137	$1,879	$2,140	$643	7%	90%	$4,236	$2,264	87%
Net interest income	2,422	2,311	2,624	2,023	1,475	5	64	7,357	4,483	64

Total net revenue	3,642	3,448	4,503	4,163	2,118	6	72	11,593	6,747	72
Provision for credit losses	3,780	3,485	3,552	3,308	1,986	8	90	10,817	6,148	76
Noninterest expense	1,550	1,522	1,591	1,513	1,199	2	29	4,663	3,332	40

Income (loss) before income tax expense	(1,688)	(1,559)	(640)	(658)	(1,067)	(8)	(58)	(3,887)	(2,733)	(42)

Net income (loss)	$(1,036)	$(955)	$(389)	$(416)	$(659)	(8)	(57)	$(2,380)	$(1,686)	(41)

Overhead ratio	43%	44%	35%	36%	57%			40%	49%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$104.8	$108.2	$111.7	$114.3	$116.8	(3)	(10)	$104.8	$116.8	(10)
Prime mortgage	60.1	62.1	65.4	65.2	63.0	(3)	(5)	60.1	63.0	(5)
Subprime mortgage	13.3	13.8	14.6	15.3	18.1	(4)	(27)	13.3	18.1	(27)
Option ARMs	8.9	9.0	9.0	9.0	19.0	(1)	(53)	8.9	19.0	(53)
Student loans	15.5	15.6	17.3	15.9	15.3	(1)	1	15.5	15.3	1
Auto loans	44.3	42.9	43.1	42.6	43.3	3	2	44.3	43.3	2
Other	0.8	1.0	1.0	1.3	1.0	(20)	(20)	0.8	1.0	(20)

Total end-of-period loans	247.7	252.6	262.1	263.6	276.5	(2)	(10)	247.7	276.5	(10)
Average loans owned:
Home equity	$106.6	$110.1	$113.4	$114.6	$94.8	(3)	12	$110.0	$95.0	16
Prime mortgage	60.6	63.3	65.4	65.0	39.7	(4)	53	63.1	38.4	64
Subprime mortgage	13.6	14.3	14.9	15.7	14.2	(5)	(4)	14.3	15.1	(5)
Option ARMs	8.9	9.1	8.8	9.0	—	(2)	NM	8.9	—	NM
Student loans	15.2	16.7	17.0	15.6	14.1	(9)	8	16.3	12.9	26
Auto loans	43.3	43.1	42.5	42.9	43.9	—	(1)	43.0	44.0	(2)
Other	0.9	1.0	1.5	1.5	0.9	(10)	—	1.1	1.1	—

Total average loans	249.1	257.6	263.5	264.3	207.6	(3)	20	256.7	206.5	24

PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$27.1	$27.7	$28.4	$28.6	$26.5	(2)	2	$27.1	$26.5	2
Prime mortgage	20.2	20.8	21.4	21.8	24.7	(3)	(18)	20.2	24.7	(18)
Subprime mortgage	6.1	6.4	6.6	6.8	3.9	(5)	56	6.1	3.9	56
Option ARMs	29.8	30.5	31.2	31.6	22.6	(2)	32	29.8	22.6	32

Total end-of-period loans	83.2	85.4	87.6	88.8	77.7	(3)	7	83.2	77.7	7
Average loans owned:
Home equity	$27.4	$28.0	$28.4	$28.2	$—	(2)	NM	$27.9	$—	NM
Prime mortgage	20.5	21.0	21.6	21.9	—	(2)	NM	21.1	—	NM
Subprime mortgage	6.2	6.5	6.7	6.8	—	(5)	NM	6.5	—	NM
Option ARMs	30.2	31.0	31.4	31.6	—	(3)	NM	30.8	—	NM

Total average loans	84.3	86.5	88.1	88.5	—	(3)	NM	86.3	—	NM

TOTAL CONSUMER LENDING PORTFOLIO
End-of-period loans owned:
Home equity	$131.9	$135.9	$140.1	$142.9	$143.3	(3)	(8)	$131.9	$143.3	(8)
Prime mortgage	80.3	82.9	86.8	87.0	87.7	(3)	(8)	80.3	87.7	(8)
Subprime mortgage	19.4	20.2	21.2	22.1	22.0	(4)	(12)	19.4	22.0	(12)
Option ARMs	38.7	39.5	40.2	40.6	41.6	(2)	(7)	38.7	41.6	(7)
Student loans	15.5	15.6	17.3	15.9	15.3	(1)	1	15.5	15.3	1
Auto loans	44.3	42.9	43.1	42.6	43.3	3	2	44.3	43.3	2
Other	0.8	1.0	1.0	1.3	1.0	(20)	(20)	0.8	1.0	(20)

Total end-of-period loans	330.9	338.0	349.7	352.4	354.2	(2)	(7)	330.9	354.2	(7)
Average loans owned:
Home equity	$134.0	$138.1	$141.8	$142.8	$94.8	(3)	41	$137.9	$95.0	45
Prime mortgage	81.1	84.3	87.0	86.9	39.7	(4)	104	84.2	38.4	119
Subprime mortgage	19.8	20.8	21.6	22.5	14.2	(5)	39	20.8	15.1	38
Option ARMs	39.1	40.1	40.2	40.6	—	(2)	NM	39.7	—	NM
Student loans	15.2	16.7	17.0	15.6	14.1	(9)	8	16.3	12.9	26
Auto loans	43.3	43.1	42.5	42.9	43.9	—	(1)	43.0	44.0	(2)
Other	0.9	1.0	1.5	1.5	0.9	(10)	—	1.1	1.1	—

Total average loans owned (b)	333.4	344.1	351.6	352.8	207.6	(3)	61	343.0	206.5	66

(a)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(b)	Total average loans include loans held-for-sale of $1.3 billion, $2.8 billion, $3.1 billion, $1.8 billion, and $1.5 billion, for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $2.4 billion and $3.2 billion for year-to-date 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
CONSUMER LENDING (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired loans: (a)
Home equity	$1,142	$1,265	$1,098	$770	$663	(10)%	72%	$3,505	$1,621	116%
Prime mortgage	525	481	312	195	177	9	197	1,318	331	298
Subprime mortgage	422	410	364	319	273	3	55	1,196	614	95
Option ARMs	15	15	4	—	—	—	NM	34	—	NM
Auto loans	159	146	174	207	124	9	28	479	361	33
Other	79	121	49	42	21	(35)	276	249	71	251

Total net charge-offs	2,342	2,438	2,001	1,533	1,258	(4)	86	6,781	2,998	126
Net charge-off rate excluding purchased credit-impaired loans: (a)
Home equity	4.25%	4.61%	3.93%	2.67%	2.78%			4.26%	2.28%
Prime mortgage	3.45	3.07	1.95	1.20	1.79			2.81	1.16
Subprime mortgage	12.31	11.50	9.91	8.08	7.65			11.18	5.43
Option ARMs	0.67	0.66	0.18	—	—			0.51	—
Auto loans	1.46	1.36	1.66	1.92	1.12			1.49	1.10
Other	2.08	3.15	1.25	1.08	0.60			2.16	0.84
Total net charge-off rate excluding purchased credit-impaired loans (b)	3.75	3.84	3.12	2.32	2.43			3.57	1.97
Net charge-off rate — reported:
Home equity	3.38	3.67	3.14	2.15	2.78			3.40	2.28
Prime mortgage	2.58	2.30	1.46	0.89	1.79			2.10	1.16
Subprime mortgage	8.46	7.91	6.83	5.64	7.65			7.69	5.43
Option ARMs	0.15	0.15	0.04	—	—			0.11	—
Auto loans	1.46	1.36	1.66	1.92	1.12			1.49	1.10
Other	2.08	3.15	1.25	1.08	0.60			2.16	0.84
Total net charge-off rate — reported (b)	2.80	2.87	2.33	1.74	2.43			2.66	1.97
30+ day delinquency rate excluding purchased credit-impaired loans (c) (d) (e)	5.85	5.22	4.73	4.21	3.16			5.85	3.16
Nonperforming assets (f) (g)	$11,068	$9,868	$9,267	$8,653	$7,705	12	44	$11,068	$7,705	44
Allowance for loan losses to ending loans retained	3.74%	3.23%	2.83%	2.36%	1.95%			3.74%	1.95%
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (a)	4.56	4.34	3.79	3.16	2.50			4.56	2.50

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $1.1 billion has been recorded for these loans as of September 30, 2009. No allowance for loan losses was recorded as of June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

(b)	Average loans held-for-sale of $1.3 billion, $2.8 billion, $3.1 billion, $1.8 billion, and $1.5 billion, for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $2.4 billion, and $3.2 billion for year-to-date 2009 and 2008, respectively, were excluded when calculating the net charge-off rate.

(c)	Excluded mortgage loans that are insured by U.S. government agencies of $7.7 billion, $5.1 billion, $4.9 billion, $3.5 billion, and $2.2 billion, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. These amounts are excluded, as reimbursement is proceeding normally.

(d)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $903 million, $854 million, $770 million, $824 million, and $787 million, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	The delinquency rate for purchased credit-impaired loans was 25.56%, 23.37%, 21.36%, 17.89%, and 13.21% at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

(f)	Nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies, of $7.0 billion, $4.2 billion, $4.2 billion, $3.0 billion, and $1.4 billion, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively; and (2) real estate owned insured by U.S. government agencies of $579 million, $508 million, $433 million, $364 million, and $370 million at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $511 million, $473 million, $433 million, $437 million, and $405 million, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. These amounts for mortgage and student loans are excluded, as reimbursement is proceeding normally.

(g)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel Retail	$13.3	$14.7	$13.6	$7.6	$8.4	(10)%	58%	$41.6	$33.5	24%
Wholesale (a)	3.4	2.4	2.6	3.8	5.9	42	(42)	8.4	25.6	(67)
Correspondent	18.4	20.2	17.0	13.3	13.2	(9)	39	55.6	42.2	32
CNT (negotiated transactions)	2.0	3.8	4.5	3.4	10.2	(47)	(80)	10.3	39.6	(74)

Total mortgage origination volume	37.1	41.1	37.7	28.1	37.7	(10)	(2)	115.9	140.9	(18)

Home equity	0.5	0.6	0.9	1.7	2.6	(17)	(81)	2.0	14.6	(86)
Student loans	1.5	0.4	1.7	1.0	2.6	275	(42)	3.6	5.9	(39)
Auto loans	6.9	5.3	5.6	2.8	3.8	30	82	17.8	16.6	7

Application volume:
Mortgage application volume by channel Retail	$17.8	$23.0	$32.7	$24.2	$17.1	(23)	4	$73.5	$64.9	13
Wholesale (a)	4.7	4.3	3.7	8.8	11.7	9	(60)	12.7	54.2	(77)
Correspondent	23.0	26.7	27.3	21.2	18.2	(14)	26	77.0	61.3	26

Total mortgage application volume	45.5	54.0	63.7	54.2	47.0	(16)	(3)	163.2	180.4	(10)

Average mortgage loans held-for-sale & loans at fair value (b)	18.0	16.7	14.0	12.2	14.9	8	21	16.2	15.4	5
Average assets	373.5	381.1	393.3	395.0	239.8	(2)	56	382.6	238.8	60
Third-party mortgage loans serviced (ending)	1,098.9	1,117.5	1,148.8	1,172.6	1,114.8	(2)	(1)	1,098.9	1,114.8	(1)
MSR net carrying value (ending)	13.6	14.6	10.6	9.3	16.4	(7)	(17)	13.6	16.4	(17)

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME
DETAILS (in millions)
Production revenue	$(70)	$284	$481	$62	$66	NM	NM	$695	$836	(17)

Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,220	1,279	1,222	1,366	654	(5)	87	3,721	1,892	97
Other changes in fair value	(712)	(837)	(1,073)	(843)	(390)	15	(83)	(2,622)	(1,209)	(117)

Total operating revenue	508	442	149	523	264	15	92	1,099	683	61
Risk management:
Due to inputs or assumptions in model	(1,099)	3,831	1,310	(6,950)	(786)	NM	(40)	4,042	101	NM
Derivative valuation adjustments and other	1,534	(3,750)	(307)	8,327	894	NM	72	(2,523)	39	NM

Total risk management	435	81	1,003	1,377	108	437	303	1,519	140	NM

Total net mortgage servicing revenue	943	523	1,152	1,900	372	80	153	2,618	823	218

Mortgage fees and related income	873	807	1,633	1,962	438	8	99	3,313	1,659	100

(a)	Includes rural housing loans sourced through brokers and underwritten under U.S. Department of Agriculture guidelines.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $17.7 billion, $16.2 billion, $13.4 billion, $12.0 billion, and $14.5 billion, for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $15.8 billion and $14.9 billion for year-to-date 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Credit card income	$916	$921	$844	$862	$633	(1)%	45%	$2,681	$1,906	41%
All other income	(85)	(364)	(197)	(272)	13	77	NM	(646)	223	NM

Noninterest revenue	831	557	647	590	646	49	29	2,035	2,129	(4)
Net interest income	4,328	4,311	4,482	4,318	3,241	—	34	13,121	9,437	39

TOTAL NET REVENUE	5,159	4,868	5,129	4,908	3,887	6	33	15,156	11,566	31

Provision for credit losses	4,967	4,603	4,653	3,966	2,229	8	123	14,223	6,093	133

NONINTEREST EXPENSE
Compensation expense	354	329	357	335	267	8	33	1,040	792	31
Noncompensation expense	829	873	850	979	773	(5)	7	2,552	2,377	7
Amortization of intangibles	123	131	139	175	154	(6)	(20)	393	482	(18)

TOTAL NONINTEREST EXPENSE	1,306	1,333	1,346	1,489	1,194	(2)	9	3,985	3,651	9

Income (loss) before income tax expense	(1,114)	(1,068)	(870)	(547)	464	(4)	NM	(3,052)	1,822	NM
Income tax expense (benefit)	(414)	(396)	(323)	(176)	172	(5)	NM	(1,133)	671	NM

NET INCOME (LOSS)	$(700)	$(672)	$(547)	$(371)	$292	(4)	NM	$(1,919)	$1,151	NM

Memo: Net securitization income (loss)	$(43)	$(268)	$(180)	$(261)	$(28)	84	(54)	$(491)	$78	NM

FINANCIAL METRICS
ROE	(19)%	(18)%	(15)%	(10)%	8%			(17)%	11%
Overhead ratio	25	27	26	30	31			26	32
% of average managed outstandings:
Net interest income	10.15	9.93	9.91	9.17	8.18			10.00	8.15
Provision for credit losses	11.65	10.60	10.29	8.42	5.63			10.84	5.26
Noninterest revenue	1.95	1.28	1.43	1.25	1.63			1.55	1.84
Risk adjusted margin (a)	0.45	0.61	1.05	2.00	4.19			0.71	4.73
Noninterest expense	3.06	3.07	2.98	3.16	3.01			3.04	3.15
Pretax income (loss) (ROO) (b)	(2.61)	(2.46)	(1.92)	(1.16)	1.17			(2.32)	1.57
Net income (loss)	(1.64)	(1.55)	(1.21)	(0.79)	0.74			(1.46)	0.99

BUSINESS METRICS
Charge volume (in billions)	$82.6	$82.8	$76.0	$96.0	$93.9	—	(12)	$241.4	$272.9	(12)
Net accounts opened (in millions) (c)	2.4	2.4	2.2	4.3	16.6	—	(86)	7.0	23.6	(70)
Credit cards issued (in millions)	146.6	151.9	159.0	168.7	171.9	(3)	(15)	146.6	171.9	(15)
Number of registered internet customers (in millions)	31.3	30.5	33.8	35.6	34.3	3	(9)	31.3	34.3	(9)

Merchant acquiring business (d)
Bank card volume (in billions)	$103.5	$101.4	$94.4	$135.1	$197.1	2	(47)	$299.3	$578.8	(48)
Total transactions (in billions)	4.5	4.5	4.1	4.9	5.7	—	(21)	13.1	16.5	(21)

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Third quarter of 2008 included approximately 13 million credit card accounts acquired by JPMorgan Chase in the Washington Mutual transaction.

(d)	The Chase Paymentech Solutions joint venture was dissolved effective November 1, 2008. JPMorgan Chase retained approximately 51% of the business and operates the business under the name Chase Paymentech Solutions. For the period January 1, 2008, through October 31, 2008, the data presented represents activity for the Chase Paymentech Solutions joint venture and beyond that date, the data presented represents activity for Chase Paymentech Solutions.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans on balance sheets	$78,215	$85,736	$90,911	$104,746	$92,881	(9)%	(16)%	$78,215	$92,881	(16)%
Securitized loans	87,028	85,790	85,220	85,571	93,664	1	(7)	87,028	93,664	(7)

Managed loans	$165,243	$171,526	$176,131	$190,317	$186,545	(4)	(11)	$165,243	$186,545	(11)

Equity	$15,000	$15,000	$15,000	$15,000	$15,000	—	—	$15,000	$15,000	—

SELECTED BALANCE SHEET DATA (Average)
Managed assets	$192,141	$193,310	$201,200	$203,943	$169,413	(1)	13	$195,517	$163,560	20
Loans:
Loans on balance sheets	$83,146	$89,692	$97,783	$98,790	$79,183	(7)	5	$90,154	$78,090	15
Securitized loans	86,017	84,417	85,619	88,505	78,371	2	10	85,352	76,564	11

Managed average loans	$169,163	$174,109	$183,402	$187,295	$157,554	(3)	7	$175,506	$154,654	13

Equity	$15,000	$15,000	$15,000	$15,000	$14,100	—	6	$15,000	$14,100	6

Headcount	22,850	22,897	23,759	24,025	22,283	—	3	22,850	22,283	3

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$4,392	$4,353	$3,493	$2,616	$1,979	1	122	$12,238	$5,543	121
Net charge-off rate (a)	10.30%	10.03%	7.72%	5.56%	5.00%			9.32%	4.79%

Managed delinquency rates
30+ day (a)	5.99%	5.86%	6.16%	4.97%	3.91%			5.99%	3.91%
90+ day (a)	2.76	3.25	3.22	2.34	1.77			2.76	1.77

Allowance for loan losses (b)	$9,297	$8,839	$8,849	$7,692	$5,946	5	56	$9,297	$5,946	56
Allowance for loan losses to period-end loans (b) (c)	11.89%	10.31%	9.73%	7.34%	6.40%			11.89%	6.40%

KEY STATS — WASHINGTON MUTUAL ONLY
Managed loans	$21,163	$23,093	$25,908	$28,250	$27,235	(8)	(22)	$21,163	$27,235	(22)
Managed average loans	22,287	24,418	27,578	27,703		(9)	NM	24,742		NM
Net interest income (d)	17.04%	17.90%	16.45%	14.87%				17.11%
Risk adjusted margin (d) (e)	(4.45)	(3.89)	4.42	4.18				(1.01)
Net charge-off rate (f)	21.94	19.17	14.57	12.09				18.32
30+ day delinquency rate (f)	12.44	11.98	10.89	9.14	7.53%			12.44	7.53%
90+ day delinquency rate (f)	6.21	6.85	5.79	4.39	3.51			6.21	3.51

KEY STATS — EXCLUDING WASHINGTON MUTUAL
Managed loans	$144,080	$148,433	$150,223	$162,067	$159,310	(3)	(10)	$144,080	$159,310	(10)
Managed average loans	146,876	149,691	155,824	159,592	157,554	(2)	(7)	150,764	154,654	(3)
Net interest income (d)	9.10%	8.63%	8.75%	8.18%	8.18%			8.83%	8.15%
Risk adjusted margin (d) (e)	1.19	1.34	0.46	1.62	4.19			0.99	4.73
Net charge-off rate	9.41	8.97	6.86	5.29	5.00			8.39	4.79
30+ day delinquency rate	5.38	5.27	5.34	4.36	3.69			5.38	3.69
90+ day delinquency rate	2.48	2.90	2.78	2.09	1.74			2.48	1.74

(a)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust.

(b)	Based on loans on balance sheets (“reported basis”).

(c)	Includes $3.0 billion and $5.0 billion of loans at September 30, 2009, and June 30, 2009, respectively, from the Washington Mutual Master Trust, which were consolidated onto the Card Services balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of September 30, 2009, or June 30, 2009. Excluding these loans, the allowance for loan losses to period-end loans was 12.36% and 10.95%, respectively.

(d)	As a percentage of average managed outstandings.

(e)	Represents total net revenue less provision for credit losses.

(f)	Excludes the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,201	$1,215	$1,384	$1,553	$1,476	(1)%	(19)%	$3,800	$4,529	(16)%
Securitization adjustments	(285)	(294)	(540)	(691)	(843)	3	66	(1,119)	(2,623)	57

Managed credit card income	$916	$921	$844	$862	$633	(1)	45	$2,681	$1,906	41

Net interest income
Reported	$2,345	$2,353	$2,478	$2,408	$1,525	—	54	$7,176	$4,430	62
Securitization adjustments	1,983	1,958	2,004	1,910	1,716	1	16	5,945	5,007	19

Managed net interest income	$4,328	$4,311	$4,482	$4,318	$3,241	—	34	$13,121	$9,437	39

Total net revenue
Reported	$3,461	$3,204	$3,665	$3,689	$3,014	8	15	$10,330	$9,182	13
Securitization adjustments	1,698	1,664	1,464	1,219	873	2	95	4,826	2,384	102

Managed total net revenue	$5,159	$4,868	$5,129	$4,908	$3,887	6	33	$15,156	$11,566	31

Provision for credit losses
Reported	$3,269	$2,939	$3,189	$2,747	$1,356	11	141	$9,397	$3,709	153
Securitization adjustments	1,698	1,664	1,464	1,219	873	2	95	4,826	2,384	102

Managed provision for credit losses	$4,967	$4,603	$4,653	$3,966	$2,229	8	123	$14,223	$6,093	133

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$109,362	$111,722	$118,418	$118,290	$93,701	(2)	17	$113,134	$89,594	26
Securitization adjustments	82,779	81,588	82,782	85,653	75,712	1	9	82,383	73,966	11

Managed average assets	$192,141	$193,310	$201,200	$203,943	$169,413	(1)	13	$195,517	$163,560	20

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$2,694	$2,689	$2,029	$1,397	$1,106	—	144	$7,412	$3,159	135
Securitization adjustments	1,698	1,664	1,464	1,219	873	2	95	4,826	2,384	102

Managed net charge-offs	$4,392	$4,353	$3,493	$2,616	$1,979	1	122	$12,238	$5,543	121

Net charge-off rates
Reported	12.85%	12.03%	8.42%	5.63%	5.56%			10.99%	5.40%
Securitized	7.83	7.91	6.93	5.48	4.43			7.56	4.16
Managed net charge-off rate	10.30	10.03	7.72	5.56	5.00			9.32	4.79

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$269	$270	$263	$242	$212	—%	27%	$802	$612	31%
Asset management, administration and commissions	35	36	34	32	29	(3)	21	105	81	30
All other income (a)	170	152	125	102	147	12	16	447	412	8

Noninterest revenue	474	458	422	376	388	3	22	1,354	1,105	23
Net interest income	985	995	980	1,103	737	(1)	34	2,960	2,193	35

TOTAL NET REVENUE	1,459	1,453	1,402	1,479	1,125	—	30	4,314	3,298	31

Provision for credit losses	355	312	293	190	126	14	182	960	274	250

NONINTEREST EXPENSE
Compensation expense	196	197	200	164	177	(1)	11	593	528	12
Noncompensation expense	339	327	342	324	298	4	14	1,008	882	14
Amortization of intangibles	10	11	11	11	11	(9)	(9)	32	37	(14)

TOTAL NONINTEREST EXPENSE	545	535	553	499	486	2	12	1,633	1,447	13

Income before income tax expense	559	606	556	790	513	(8)	9	1,721	1,577	9
Income tax expense	218	238	218	310	201	(8)	8	674	618	9

NET INCOME	$341	$368	$338	$480	$312	(7)	9	$1,047	$959	9

MEMO:
Revenue by product:
Lending	$675	$684	$665	$611	$377	(1)	79	$2,024	$1,132	79
Treasury services	672	679	646	759	643	(1)	5	1,997	1,889	6
Investment banking	99	114	73	88	87	(13)	14	286	246	16
Other	13	(24)	18	21	18	NM	(28)	7	31	(77)

Total Commercial Banking revenue	$1,459	$1,453	$1,402	$1,479	$1,125	—	30	$4,314	$3,298	31

IB revenue, gross (b)	$301	$328	$206	$241	$252	(8)	19	$835	$725	15

Revenue by business:
Middle Market Banking	$771	$772	$752	$796	$729	—	6	$2,295	$2,143	7
Commercial Term Lending (c)	232	224	228	243	—	4	NM	684	—	NM
Mid-Corporate Banking	278	305	242	243	236	(9)	18	825	678	22
Real Estate Banking (c)	121	120	120	131	91	1	33	361	282	28
Other (c)	57	32	60	66	69	78	(17)	149	195	(24)

Total Commercial Banking revenue	$1,459	$1,453	$1,402	$1,479	$1,125	—	30	$4,314	$3,298	31

FINANCIAL RATIOS
ROE	17%	18%	17%	24%	18%			17%	18%
Overhead ratio	37	37	39	34	43			38	44

(a)	Revenue from investment banking products sold to Commercial Banking (“CB”) clients and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to CB clients.

(c)	Includes total net revenue on net assets acquired in the Washington Mutual transaction starting in the period ending December 31, 2008.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							3Q09 Change					2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08		2Q09	3Q08	2009	2008		2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained	$101,608	$105,556	$110,923	$115,130	$117,316		(4)%	(13)%	$101,608	$117,316		(13)%
Loans held-for-sale & loans at fair value	288	296	272	295	313		(3)	(8)	288	313		(8)

Total loans	101,896	105,852	111,195	115,425	117,629		(4)	(13)	101,896	117,629		(13)
Equity	8,000	8,000	8,000	8,000	8,000		—	—	8,000	8,000		—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$130,316	$137,283	$144,298	$149,815	$101,681		(5)	28	$137,248	$102,374		34
Loans:
Loans retained	103,752	108,750	113,568	117,351	71,901		(5)	44	108,654	70,038		55
Loans held-for-sale & loans at fair value	297	288	297	329	397		3	(25)	294	432		(32)

Total loans	104,049	109,038	113,865	117,680	72,298		(5)	44	108,948	70,470		55
Liability balances (a)	109,293	105,829	114,975	114,113	99,410		3	10	110,012	99,430		11
Equity	8,000	8,000	8,000	8,000	7,000		—	14	8,000	7,000		14

MEMO:
Loans by business:
Middle Market Banking	$36,200	$38,193	$40,728	$42,613	$43,155		(5)	(16)	$38,357	$42,052		(9)
Commercial Term Lending (b)	36,943	36,963	36,814	37,039	—		—	NM	36,907	—		NM
Mid-Corporate Banking	14,933	17,012	18,416	18,169	16,491		(12)	(9)	16,774	15,669		7
Real Estate Banking (b)	11,547	12,347	13,264	13,529	7,513		(6)	54	12,380	7,490		65
Other (b)	4,426	4,523	4,643	6,330	5,139		(2)	(14)	4,530	5,259		(14)

Total Commercial Banking loans	$104,049	$109,038	$113,865	$117,680	$72,298		(5)	44	$108,948	$70,470		55

Headcount	4,177	4,228	4,545	5,206	5,298		(1)	(21)	4,177	5,298		(21)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$291	$181	$134	$118	$40		61	NM	$606	$170		256
Nonperforming loans:
Nonperforming loans retained (c)	2,284	2,090	1,531	1,026	844		9	171	2,284	844		171
Nonperforming loans held-for-sale & loans at fair value	18	21	—	—	—		(14)	NM	18	—		NM

Total nonperforming loans:	2,302	2,111	1,531	1,026	844		9	173	2,302	844		173
Nonperforming assets	2,461	2,255	1,651	1,142	923		9	167	2,461	923		167
Allowance for credit losses:
Allowance for loan losses	3,063	3,034	2,945	2,826	2,698		1	14	3,063	2,698		14
Allowance for lending-related commitments	300	272	240	206	191		10	57	300	191		57

Total allowance for credit losses	3,363	3,306	3,185	3,032	2,889		2	16	3,363	2,889		16

Net charge-off rate	1.11%	0.67%	0.48%	0.40%	0.22%				0.75%	0.32%
Allowance for loan losses to period-end loans retained	3.01	2.87	2.65	2.45	2.30				3.01	2.30
Allowance for loan losses to average loans retained	2.95	2.79	2.59	2.41	2.32	(d)			2.82	3.18	(d)
Allowance for loan losses to nonperforming loans retained	134	145	192	275	320				134	320
Nonperforming loans to total period-end loans	2.26	1.99	1.38	0.89	0.72				2.26	0.72
Nonperforming loans to total average loans	2.21	1.94	1.34	0.87	0.72	(d)			2.11	0.99	(d)

(a)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

(b)	Includes loans acquired in the Washington Mutual transaction starting in the period ended December 31, 2008.

(c)	Allowance for loan losses of $496 million, $460 million, $352 million, $208 million and $135 million were held against nonperforming loans retained for the periods ended September 30, 2009, June 30, 2009, March 31, 2009,

December 31, 2008, and September 30, 2008, respectively.

(d)	Average loans in the calculation of this ratio were adjusted to include $44.5 billion of loans acquired from Washington Mutual as if the transaction occurred on July 1, 2008. Excluding this adjustment, the unadjusted allowance for loan losses-to-average loans retained and nonperforming loans-to-total average loans ratios would have been 3.75% and 1.17%, respectively, for the quarter ended September 30, 2008, and 3.85% and 1.20%, respectively, for the nine months ended September 30, 2008.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$316	$314	$325	$304	$290	1%	9%	$955	$842	13%
Asset management, administration and commissions	620	710	626	748	719	(13)	(14)	1,956	2,385	(18)
All other income	201	221	197	268	221	(9)	(9)	619	649	(5)

Noninterest revenue	1,137	1,245	1,148	1,320	1,230	(9)	(8)	3,530	3,876	(9)
Net interest income	651	655	673	929	723	(1)	(10)	1,979	2,009	(1)

TOTAL NET REVENUE	1,788	1,900	1,821	2,249	1,953	(6)	(8)	5,509	5,885	(6)

Provision for credit losses	13	(5)	(6)	45	18	NM	(28)	2	37	(95)
Credit reimbursement to IB (a)	(31)	(30)	(30)	(30)	(31)	(3)	—	(91)	(91)	—

NONINTEREST EXPENSE
Compensation expense	629	618	629	628	664	2	(5)	1,876	1,974	(5)
Noncompensation expense	633	650	671	692	661	(3)	(4)	1,954	1,864	5
Amortization of intangibles	18	20	19	19	14	(10)	29	57	46	24

TOTAL NONINTEREST EXPENSE	1,280	1,288	1,319	1,339	1,339	(1)	(4)	3,887	3,884	—

Income before income tax expense	464	587	478	835	565	(21)	(18)	1,529	1,873	(18)
Income tax expense	162	208	170	302	159	(22)	2	540	639	(15)

NET INCOME	$302	$379	$308	$533	$406	(20)	(26)	$989	$1,234	(20)

REVENUE BY BUSINESS
Treasury Services (b)	$919	$934	$931	$1,068	$946	(2)	(3)	$2,784	$2,711	3
Worldwide Securities Services (b)	869	966	890	1,181	1,007	(10)	(14)	2,725	3,174	(14)

TOTAL NET REVENUE	$1,788	$1,900	$1,821	$2,249	$1,953	(6)	(8)	$5,509	$5,885	(6)

FINANCIAL RATIOS
ROE	24%	30%	25%	47%	46%			26%	47%
Overhead ratio	72	68	72	60	69			71	66
Pretax margin ratio (c)	26	31	26	37	29			28	32

SELECTED BALANCE SHEET DATA (Period-end)
Loans (d)	$19,693	$17,929	$18,529	$24,508	$40,675	10	(52)	$19,693	$40,675	(52)
Equity	5,000	5,000	5,000	4,500	4,500	—	11	5,000	4,500	11

SELECTED BALANCE SHEET DATA (Average)
Total assets	$33,117	$35,520	$38,682	$55,515	$49,386	(7)	(33)	$35,753	$54,243	(34)
Loans (d)	17,062	17,524	20,140	31,283	26,650	(3)	(36)	18,231	24,527	(26)
Liability balances (e)	231,502	234,163	276,486	336,277	259,992	(1)	(11)	247,219	260,882	(5)
Equity	5,000	5,000	5,000	4,500	3,500	—	43	5,000	3,500	43

Headcount	26,389	27,252	26,998	27,070	27,592	(3)	(4)	26,389	27,592	(4)

(a)	The Investment Bank credit portfolio group manages certain exposures on behalf of clients shared with TSS. TSS reimburses IB for a portion of the total cost of managing the credit portfolio. IB recognizes this credit reimbursement as a component of noninterest revenue.

(b)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services revenue of $38 million, $46 million, $45 million, $75 million, and $49 million for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $129 million and $148 million for year-to-date 2009 and 2008, respectively.

(c)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(d)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(e)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
TSS FIRMWIDE DISCLOSURES
Treasury Services revenue — reported (a)	$919	$934	$931	$1,068	$946	(2)%	(3)%	$2,784	$2,711	3%
Treasury Services revenue reported in Commercial Banking	672	679	646	759	643	(1)	5	1,997	1,889	6
Treasury Services revenue reported in other lines of business	63	63	62	82	76	—	(17)	188	217	(13)

Treasury Services firmwide revenue (a) (b)	1,654	1,676	1,639	1,909	1,665	(1)	(1)	4,969	4,817	3

Worldwide Securities Services revenue (a)	869	966	890	1,181	1,007	(10)	(14)	2,725	3,174	(14)

Treasury & Securities Services firmwide revenue (b)	$2,523	$2,642	$2,529	$3,090	$2,672	(5)	(6)	$7,694	$7,991	(4)

Treasury Services firmwide liability balances (average) (c) (d)	$261,059	$258,312	$289,645	$312,559	$248,075	1	5	$269,568	$247,956	9
Treasury & Securities Services firmwide liability balances (average) (c)	340,795	339,992	391,461	450,390	359,401	—	(5)	357,231	360,302	(1)

TSS FIRMWIDE FINANCIAL RATIOS
Treasury Services firmwide overhead ratio (e)	52%	51%	53%	44%	52%			52%	53%
Treasury & Securities Services firmwide overhead ratio (e)	62	59	63	52	60			61	59

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$14,887	$13,748	$13,532	$13,205	$14,417	8	3	$14,887	$14,417	3

Number of:
US$ ACH transactions originated (in millions)	965	978	978	1,006	997	(1)	(3)	2,921	2,994	(2)
Total US$ clearing volume (in thousands)	28,604	28,193	27,186	29,346	29,277	1	(2)	83,983	86,396	(3)
International electronic funds transfer volume (in thousands) (f)	48,533	47,096	44,365	47,734	41,831	3	16	139,994	123,302	14
Wholesale check volume (in millions)	530	572	568	572	595	(7)	(11)	1,670	1,836	(9)
Wholesale cards issued (in thousands) (g)	26,977	25,501	23,757	22,784	21,858	6	23	26,977	21,858	23

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$—	$17	$2	$—	$—	NM	—	$19	$(2)	NM
Nonperforming loans	14	14	30	30	—	—	NM	14	—	NM
Allowance for loan losses	15	15	51	74	47	—	(68)	15	47	(68)
Allowance for lending-related commitments	104	92	77	63	45	13	131	104	45	131

Net charge-off (recovery) rate	—%	0.39%	0.04%	—%	—%			0.14%	(0.01)%
Allowance for loan losses to period-end loans	0.08	0.08	0.28	0.30	0.12			0.08	0.12
Allowance for loan losses to average loans	0.09	0.09	0.25	0.24	0.18			0.08	0.19
Allowance for loan losses to nonperforming loans	107	107	170	247	NM			107	NM
Nonperforming loans to period-end loans	0.07	0.08	0.16	0.12	—			0.07	—
Nonperforming loans to average loans	0.08	0.08	0.15	0.10	—			0.08	—

(a)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services revenue, of $38 million, $46 million, $45 million, $75 million, and $49 million, for the quarters ended September 30, 2009,

June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $129 million and $148 million for year-to-date 2009 and 2008, respectively.

(b)	TSS firmwide FX revenue includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. However, some of the FX revenue associated with TSS customers who are FX customers of IB is not included in TS and TSS firmwide revenue. These amounts were $154 million, $191 million, $154 million, $271 million, and $196 million, for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $499 million and $609 million for year-to-date 2009 and 2008, respectively.

(c)	Firmwide liability balances include liability balances recorded in Commercial Banking.

(d)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services liability balances, of $13.9 billion, $14.9 billion, $18.2 billion, $22.3 billion, and $20.3 billion for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and $15.6 billion and $21.2 billion for year-to-date 2009 and 2008, respectively.

(e)	Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(f)	International electronic funds transfer includes non-US dollar ACH and clearing volume.

(g)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card and government electronic benefit card products.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,443	$1,315	$1,231	$1,362	$1,538	10%	(6)%	$3,989	$4,642	(14)%
All other income	238	253	69	(170)	43	(6)	453	560	232	141

Noninterest revenue	1,681	1,568	1,300	1,192	1,581	7	6	4,549	4,874	(7)
Net interest income	404	414	403	466	380	(2)	6	1,221	1,052	16

TOTAL NET REVENUE	2,085	1,982	1,703	1,658	1,961	5	6	5,770	5,926	(3)

Provision for credit losses	38	59	33	32	20	(36)	90	130	53	145

NONINTEREST EXPENSE
Compensation expense	858	810	800	689	816	6	5	2,468	2,527	(2)
Noncompensation expense	474	525	479	504	525	(10)	(10)	1,478	1,496	(1)
Amortization of intangibles	19	19	19	20	21	—	(10)	57	62	(8)

TOTAL NONINTEREST EXPENSE	1,351	1,354	1,298	1,213	1,362	—	(1)	4,003	4,085	(2)

Income before income tax expense	696	569	372	413	579	22	20	1,637	1,788	(8)
Income tax expense	266	217	148	158	228	23	17	631	686	(8)

NET INCOME	$430	$352	$224	$255	$351	22	23	$1,006	$1,102	(9)

REVENUE BY CLIENT SEGMENT
Private Bank	$639	$640	$583	$630	$631	—	1	$1,862	$1,935	(4)
Institutional	534	487	460	327	486	10	10	1,481	1,448	2
Retail	471	411	253	265	399	15	18	1,135	1,355	(16)
Private Wealth Management	339	334	312	330	352	1	(4)	985	1,057	(7)
Bear Stearns Private Client Services	102	110	95	106	93	(7)	10	307	131	134

Total net revenue	$2,085	$1,982	$1,703	$1,658	$1,961	5	6	$5,770	$5,926	(3)

FINANCIAL RATIOS
ROE	24%	20%	13%	14%	25%			19%	28%
Overhead ratio	65	68	76	73	69			69	69
Pretax margin ratio (a)	33	29	22	25	30			28	30

BUSINESS METRICS
Number of:
Client advisors (b)	1,891	1,838	1,872	1,840	1,814	3	4	1,891	1,814	4
Retirement planning services participants	1,620,000	1,595,000	1,628,000	1,531,000	1,492,000	2	9	1,620,000	1,492,000	9
Bear Stearns brokers	365	362	359	324	323	1	13	365	323	13

% of customer assets in 4 & 5 Star Funds (c)	39%	45%	42%	42%	39%	(13)	—	39%	39%	—

% of AUM in 1st and 2nd quartiles: (d)
1 year	60%	62%	54%	54%	49%	(3)	22	60%	49%	22
3 years	70%	69%	62%	65%	67%	1	4	70%	67%	4
5 years	74%	80%	66%	76%	77%	(8)	(4)	74%	77%	(4)

SELECTED BALANCE SHEET DATA (Period-end)
Loans	$35,925	$35,474	$33,944	$36,188	$39,720	1	(10)	$35,925	$39,720	(10)
Equity	7,000	7,000	7,000	7,000	7,000	—	—	7,000	7,000	—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$60,345	$59,334	$58,227	$65,648	$71,189	2	(15)	$59,309	$65,518	(9)
Loans	34,822	34,292	34,585	36,851	39,750	2	(12)	34,567	38,552	(10)
Deposits	73,649	75,355	81,749	76,911	65,621	(2)	12	76,888	67,918	13
Equity	7,000	7,000	7,000	7,000	5,500	—	27	7,000	5,190	35

Headcount	14,919	14,840	15,109	15,339	15,493	1	(4)	14,919	15,493	(4)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$17	$46	$19	$12	$(1)	(63)	NM	$82	$(1)	NM
Nonperforming loans	409	313	301	147	121	31	238	409	121	238
Allowance for loan losses	251	226	215	191	170	11	48	251	170	48
Allowance for lending-related commitments	5	4	4	5	5	25	—	5	5	—

Net charge-off (recovery) rate	0.19%	0.54%	0.22%	0.13%	(0.01)%			0.32%	—%
Allowance for loan losses to period-end loans	0.70	0.64	0.63	0.53	0.43			0.70	0.43
Allowance for loan losses to average loans	0.72	0.66	0.62	0.52	0.43			0.73	0.44
Allowance for loan losses to nonperforming loans	61	72	71	130	140			61	140
Nonperforming loans to period-end loans	1.14	0.88	0.89	0.41	0.30			1.14	0.30
Nonperforming loans to average loans	1.17	0.91	0.87	0.40	0.30			1.18	0.31

(a)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(b)	Prior periods revised to conform with current methodology.

(c)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(d)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2009
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2009	2009	2009	2008	2008	2009	2008
Assets by asset class
Liquidity	$634	$617	$625	$613	$524	3%	21%
Fixed income	215	194	180	180	189	11	14
Equities & balanced	316	264	215	240	308	20	3
Alternatives	94	96	95	100	132	(2)	(29)

TOTAL ASSETS UNDER MANAGEMENT	1,259	1,171	1,115	1,133	1,153	8	9
Custody / brokerage / administration / deposits	411	372	349	363	409	10	—

TOTAL ASSETS UNDER SUPERVISION	$1,670	$1,543	$1,464	$1,496	$1,562	8	7

Assets by client segment
Institutional	$737	$697	$668	$681	$653	6	13
Private Bank	180	179	181	181	194	1	(7)
Retail	256	216	184	194	223	19	15
Private Wealth Management	71	67	68	71	75	6	(5)
Bear Stearns Private Client Services	15	12	14	6	8	25	88

TOTAL ASSETS UNDER MANAGEMENT	$1,259	$1,171	$1,115	$1,133	$1,153	8	9

Institutional	$737	$697	$669	$682	$653	6	13
Private Bank	414	390	375	378	417	6	(1)
Retail	339	289	250	262	303	17	12
Private Wealth Management	131	123	120	124	134	7	(2)
Bear Stearns Private Client Services	49	44	50	50	55	11	(11)

TOTAL ASSETS UNDER SUPERVISION	$1,670	$1,543	$1,464	$1,496	$1,562	8	7

Assets by geographic region
U.S. / Canada	$862	$814	$789	$798	$785	6	10
International	397	357	326	335	368	11	8

TOTAL ASSETS UNDER MANAGEMENT	$1,259	$1,171	$1,115	$1,133	$1,153	8	9

U.S. / Canada	$1,179	$1,103	$1,066	$1,084	$1,100	7	7
International	491	440	398	412	462	12	6

TOTAL ASSETS UNDER SUPERVISION	$1,670	$1,543	$1,464	$1,496	$1,562	8	7

Mutual fund assets by asset class
Liquidity	$576	$569	$570	$553	$470	1	23
Fixed income	57	48	42	41	44	19	30
Equities	133	111	85	92	127	20	5
Alternatives	10	9	8	7	7	11	43

TOTAL MUTUAL FUND ASSETS	$776	$737	$705	$693	$648	5	20

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	3Q09	2Q09	1Q09	4Q08	3Q08	2009	2008
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,171	$1,115	$1,133	$1,153	$1,185	$1,133	$1,193
Net asset flows:
Liquidity	9	(7)	19	86	55	21	124
Fixed income	13	8	1	(7)	(4)	22	(5)
Equities, balanced & alternative	12	2	(5)	(18)	(5)	9	(29)
Market / performance / other impacts	54	53	(33)	(81)	(78)	74	(130)

TOTAL ASSETS UNDER MANAGEMENT	$1,259	$1,171	$1,115	$1,133	$1,153	$1,259	$1,153

Assets under supervision rollforward
Beginning balance	$1,543	$1,464	$1,496	$1,562	$1,611	$1,496	$1,572
Net asset flows	45	(9)	25	73	61	61	108
Market / performance / other impacts	82	88	(57)	(139)	(110)	113	(118)

TOTAL ASSETS UNDER SUPERVISION	$1,670	$1,543	$1,464	$1,496	$1,562	$1,670	$1,562

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Principal transactions	$1,109	$1,243	$(1,493)	$(1,620)	$(1,876)	(11)%	NM%	$859	$(1,968)	NM%
Securities gains	181	366	214	499	440	(51)	(59)	761	1,138	(33)
All other income (a)	273	(209)	(19)	685	(275)	NM	NM	45	988	(95)

Noninterest revenue	1,563	1,400	(1,298)	(436)	(1,711)	12	NM	1,665	158	NM
Net interest income (expense)	1,031	865	989	868	(125)	19	NM	2,885	(521)	NM

TOTAL NET REVENUE	2,594	2,265	(309)	432	(1,836)	15	NM	4,550	(363)	NM

Provision for credit losses (b)	62	9	—	(33)	1,977	NM	(97)	71	2,014	(96)

NONINTEREST EXPENSE
Compensation expense	768	655	641	438	652	17	18	2,064	1,902	9
Noncompensation expense (c)	875	1,319	345	673	563	(34)	55	2,539	1,168	117
Merger costs	103	143	205	181	96	(28)	7	451	251	80

Subtotal	1,746	2,117	1,191	1,292	1,311	(18)	33	5,054	3,321	52
Net expense allocated to other businesses	(1,243)	(1,253)	(1,279)	(1,364)	(1,150)	1	(8)	(3,775)	(3,277)	(15)

TOTAL NONINTEREST EXPENSE	503	864	(88)	(72)	161	(42)	212	1,279	44	NM

Income (loss) before income tax expense and extraordinary gain	2,029	1,392	(221)	537	(3,974)	46	NM	3,200	(2,421)	NM
Income tax expense (benefit)	818	584	41	317	(1,613)	40	NM	1,443	(852)	NM

Income (loss) before extraordinary gain	1,211	808	(262)	220	(2,361)	50	NM	1,757	(1,569)	NM
Extraordinary gain (d)	76	—	—	1,325	581	NM	(87)	76	581	(87)

NET INCOME (LOSS)	$1,287	$808	$(262)	$1,545	$(1,780)	59	NM	$1,833	$(988)	NM

MEMO:
TOTAL NET REVENUE
Private equity	$172	$(1)	$(449)	$(1,107)	$(216)	NM	NM	$(278)	$144	NM
Corporate	2,422	2,266	140	1,539	(1,620)	7	NM	4,828	(507)	NM

TOTAL NET REVENUE	$2,594	$2,265	$(309)	$432	$(1,836)	15	NM	$4,550	$(363)	NM

NET INCOME (LOSS)
Private equity	$88	$(27)	$(280)	$(682)	$(164)	NM	NM	$(219)	$(8)	NM
Corporate	1,269	993	252	1,163	(881)	28	NM	2,514	295	NM
Merger-related items (e)	(70)	(158)	(234)	1,064	(735)	56	90	(462)	(1,275)	64

TOTAL NET INCOME (LOSS)	$1,287	$808	$(262)	$1,545	$(1,780)	59	NM	$1,833	$(988)	NM

Headcount	20,747	21,522	22,339	23,376	24,967	(4)	(17)	20,747	24,967	(17)

(a)	Included the following significant items: a gain of $1.0 billion from the dissolution of the Chase Paymentech Solutions joint venture in the fourth quarter of 2008, a charge of $375 million for the repurchase of auction rate securities in the third quarter of 2008, $423 million representing the Firm’s share of Bear Stearns’ losses from April 8 to May 30, 2008, in the second quarter of 2008, and proceeds of $1.5 billion from the sale of Visa shares in its initial public offering in the first quarter of 2008.

(b)	The fourth and third quarters of 2008 included accounting conformity loan loss reserve provisions related to the acquisition of Washington Mutual Bank’s banking operations. An analysis of loans acquired in the transaction was substantially completed during the fourth quarter. This resulted in an increase in the purchased credit-impaired loan balances, a corresponding reduction in the non-credit-impaired portfolio and a reduction in the estimate of incurred losses related to the non-credit-impaired portfolio requiring a reduction in the accounting conformity provision for these loans. Also, the fourth quarter of 2008 includes a provision for credit losses related to the transfer of higher quality credit card loans from the legacy Chase portfolio to a securitization trust previously established by Washington Mutual.

(c)	Second quarter 2009 includes a $675 million FDIC special assessment.

(d)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price, which resulted in negative goodwill. In accordance with U.S. GAAP for business combinations, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(e)	Included accounting conformity loan loss reserve provisions, extraordinary gains and merger costs related to the Washington Mutual transaction, as well as items related to the Bear Stearns merger, including Bear Stearns’ losses, merger costs, Bear Stearns asset management liquidation costs and Bear Stearns Private Client Services broker retention expense.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
SUPPLEMENTAL
TREASURY
Securities gains (a) (b)	$181	$374	$214	$512	$442	(52)%	(59)%	$769	$1,140	(33)%
Investment securities portfolio (average) (b)	339,745	336,263	265,785	159,209	108,728	1	212	314,202	97,498	222
Investment securities portfolio (ending) (b)	351,823	326,414	316,498	192,564	119,085	8	195	351,823	119,085	195
Mortgage loans (average)	7,469	7,228	7,210	7,277	7,221	3	3	7,303	6,986	5
Mortgage loans (ending)	7,665	7,368	7,162	7,292	7,297	4	5	7,665	7,297	5

PRIVATE EQUITY
Private equity gains (losses)
Direct investments
Realized gains	$57	$25	$15	$24	$40	128	43	$97	$1,693	(94)
Unrealized gains (losses) (c)	88	16	(409)	(1,000)	(273)	450	NM	(305)	(1,480)	79

Total direct investments	145	41	(394)	(976)	(233)	254	NM	(208)	213	NM
Third-party fund investments	10	(61)	(68)	(121)	27	NM	(63)	(119)	(10)	NM

Total private equity gains (losses) (d)	$155	$(20)	$(462)	$(1,097)	$(206)	NM	NM	$(327)	$203	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$674	$431	$305	$483	$600	56	12
Cost	751	778	778	792	705	(3)	7
Quoted public value	720	477	346	543	657	51	10
Privately-held direct securities
Carrying value	4,722	4,709	4,708	5,564	6,038	—	(22)
Cost	5,823	5,627	5,519	6,296	6,058	3	(4)
Third-party fund investments (e)
Carrying value	1,440	1,420	1,537	805	889	1	62
Cost	2,068	2,055	2,082	1,169	1,121	1	84

Total private equity portfolio — Carrying value	$6,836	$6,560	$6,550	$6,852	$7,527	4	(9)

Total private equity portfolio — Cost	$8,642	$8,460	$8,379	$8,257	$7,884	2	10

(a)	All periods reflect repositioning of the Corporate investment securities portfolio, and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Beginning in second quarter 2009, balances reflect Treasury and Chief Investment Office securities. Prior periods have been revised to conform with this change.

(c)	Unrealized gains (losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

(e)	Unfunded commitments to third-party private equity funds were $1.4 billion, $1.5 billion, $1.5 billion, $1.4 billion, and $931 million at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						Sep 30, 2009
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2009	2009	2009	2008	2008	2009	2008
CREDIT EXPOSURE
WHOLESALE (a)
Loans retained	$213,718	$224,080	$230,534	$248,089	$271,465	(5)%	(21)%
Loans held-for-sale and loans at fair value	5,235	7,545	11,750	13,955	16,980	(31)	(69)

TOTAL WHOLESALE LOANS — REPORTED	218,953	231,625	242,284	262,044	288,445	(5)	(24)

CONSUMER (b)
Home loan portfolio — excluding purchased credit-impaired loans:
Home equity	104,795	108,229	111,781	114,335	116,804	(3)	(10)
Prime mortgage	67,597	68,878	71,731	72,266	70,243	(2)	(4)
Subprime mortgage	13,270	13,825	14,594	15,330	18,162	(4)	(27)
Option ARMs	8,852	9,034	8,940	9,018	18,989	(2)	(53)

Total home loan portfolio — excluding purchased credit-impaired loans	194,514	199,966	207,046	210,949	224,198	(3)	(13)
Home loan portfolio — purchased credit-impaired loans: (c)
Home equity	27,088	27,729	28,366	28,555	26,507	(2)	2
Prime mortgage	20,229	20,807	21,398	21,855	24,672	(3)	(18)
Subprime mortgage	6,135	6,341	6,565	6,760	3,863	(3)	59
Option ARMs	29,750	30,529	31,243	31,643	22,653	(3)	31

Total home loan portfolio — purchased credit-impaired loans	83,202	85,406	87,572	88,813	77,695	(3)	7
Other consumer:
Auto	44,309	42,887	43,065	42,603	43,306	3	2
Credit card — reported:
Credit card — reported excluding loans consolidated from the Washington Mutual Master Trust	75,207	80,722	90,911	104,746	92,881	(7)	(19)
Credit card — reported loans consolidated from the Washington Mutual Master Trust (d)	3,008	5,014	—	—	—	(40)	NM

Total credit card — reported	78,215	85,736	90,911	104,746	92,881	(9)	(16)
Other loans	32,405	33,041	33,700	33,715	33,252	(2)	(3)

Loans retained	432,645	447,036	462,294	480,826	471,332	(3)	(8)
Loans held-for-sale (e)	1,546	1,940	3,665	2,028	1,604	(20)	(4)

TOTAL CONSUMER LOANS — REPORTED	434,191	448,976	465,959	482,854	472,936	(3)	(8)

TOTAL LOANS — REPORTED	653,144	680,601	708,243	744,898	761,381	(4)	(14)
Credit card — securitized	87,028	85,790	85,220	85,571	93,664	1	(7)

TOTAL LOANS — MANAGED	740,172	766,391	793,463	830,469	855,045	(3)	(13)
Derivative receivables	94,065	97,491	131,247	162,626	118,648	(4)	(21)
Receivables from customers (f)	13,148	12,977	14,504	16,141	25,422	1	(48)
Interests in purchased receivables	2,329	2,972	—	—	—	(22)	NM

TOTAL CREDIT-RELATED ASSETS	849,714	879,831	939,214	1,009,236	999,115	(3)	(15)
Wholesale lending-related commitments	343,135	343,991	363,013	379,871	407,823	—	(16)

TOTAL	$1,192,849	$1,223,822	$1,302,227	$1,389,107	$1,406,938	(3)	(15)

Memo: Total by category
Total wholesale exposure (g)	$671,630	$689,056	$751,048	$820,682	$840,338	(3)	(20)
Total consumer managed loans (h)	521,219	534,766	551,179	568,425	566,600	(3)	(8)

Total	$1,192,849	$1,223,822	$1,302,227	$1,389,107	$1,406,938	(3)	(15)

Risk profile of wholesale credit exposure:

Investment-grade	$474,005	$491,168	$546,968	$605,210	$620,524	(3)	(24)

Noninvestment-grade:
Noncriticized	141,578	141,408	147,891	159,379	161,503	—	(12)
Criticized performing	27,217	26,453	25,320	22,568	14,491	3	88
Criticized nonperforming	8,118	6,533	4,615	3,429	1,418	24	472

Total noninvestment-grade	176,913	174,394	177,826	185,376	177,412	1	—

Loans held-for-sale & loans at fair value	5,235	7,545	11,750	13,955	16,980	(31)	(69)
Receivables from customers (f)	13,148	12,977	14,504	16,141	25,422	1	(48)
Interests in purchased receivables	2,329	2,972	—	—	—	(22)	NM

Total wholesale exposure	$671,630	$689,056	$751,048	$820,682	$840,338	(3)	(20)

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(c)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable even if the underlying loans are contractually past due. As of September 30, 2008, an analysis of the acquired portfolio was conducted in order to preliminarily identify loans meeting impairment criteria. This analysis was completed during the fourth quarter of 2008, resulting in the reclassification of $12.4 billion of acquired loans from the non-credit-impaired loan balances into the credit-impaired loan balances.

(d)	Represents loans from the Washington Mutual Master Trust, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of September 30, 2009 and June 30, 2009.

(e)	Included loans for prime mortgage of $187 million, $589 million, $825 million, $206 million, and $132 million at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and other (largely student loans) of $1.4 billion, $1.4 billion, $2.8 billion, $1.8 billion, and $1.5 billion at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

(f)	Represents margin loans to prime and retail brokerage customers, which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(g)	Primarily represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(h)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:

Investment-Grade: AAA / Aaa to BBB- / Baa3

Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2009
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2009	2009	2009	2008	2008	2009	2008
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans retained	$7,494	$5,829	$3,605	$2,350	$1,373	29%	446%
Loans held-for-sale and loans at fair value	146	133	57	32	32	10	356

TOTAL WHOLESALE LOANS	7,640	5,962	3,662	2,382	1,405	28	444

CONSUMER LOANS (a)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity	1,598	1,487	1,591	1,394	1,142	7	40
Prime mortgage	4,007	3,501	2,712	1,895	1,496	14	168
Subprime mortgage	3,233	2,773	2,545	2,690	2,384	17	36
Option ARMs	244	182	97	10	—	34	NM

Total home loan portfolio	9,082	7,943	6,945	5,989	5,022	14	81
Auto loans	179	154	165	148	119	16	50
Credit card — reported	3	4	4	4	5	(25)	(40)
Other loans	863	722	625	430	382	20	126

TOTAL CONSUMER LOANS (b) (c)	10,127	8,823	7,739	6,571	5,528	15	83

TOTAL NONPERFORMING LOANS REPORTED	17,767	14,785	11,401	8,953	6,933	20	156

Derivative receivables	624	704	1,010	1,079	45	(11)	NM
Assets acquired in loan satisfactions	1,971	2,028	2,243	2,682	2,542	(3)	(22)

TOTAL NONPERFORMING ASSETS (b)	$20,362	$17,517	$14,654	$12,714	$9,520	16	114

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	2.72%	2.17%	1.61%	1.20%	0.91%

NONPERFORMING ASSETS BY LOB
Investment Bank	$5,782	$4,534	$3,041	$2,501	$583	28	NM
Retail Financial Services (c)	11,641	10,351	9,582	8,841	7,878	12	48
Card Services	3	4	4	4	5	(25)	(40)
Commercial Banking	2,461	2,255	1,651	1,142	923	9	167
Treasury & Securities Services	14	14	30	30	—	—	NM
Asset Management	422	326	319	172	121	29	249
Corporate/Private Equity (d)	39	33	27	24	10	18	290

TOTAL	$20,362	$17,517	$14,654	$12,714	$9,520	16	114

(a)	There were no nonperforming loans held-for-sale at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, or September 30, 2008.

(b)	Nonperforming loans and assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.0 billion, $4.2 billion, $4.2 billion, $3.0 billion, and $1.4 billion, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively; (2) real estate owned insured by U.S. government agencies of $579 million, $508 million, $433 million, $364 million, and $370 million at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $511 million, $473 million, $433 million, $437 million, and $405 million, at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. These amounts for mortgage and student loans are excluded, as reimbursement is proceeding normally.

(c)	Excludes home lending purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(d)	Predominantly relates to held-for-investment prime mortgage.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
						3Q09 Change					2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08		2009	2008	2008
GROSS CHARGE-OFFS
Wholesale loans	$1,093	$697	$206	$238	$71	57%	NM	%	$1,996	$283	NM %
Consumer loans (includes RFS and Corporate/Private Equity)	2,634	2,718	2,244	1,752	1,375	(3)	92		7,596	3,334	128
Credit card loans — reported	2,894	2,883	2,189	1,559	1,245	—	132		7,966	3,598	121

Total loans — reported	6,621	6,298	4,639	3,549	2,691	5	146		17,558	7,215	143
Credit card loans — securitized	1,810	1,776	1,579	1,351	985	2	84		5,165	2,725	90

Total loans — managed	8,431	8,074	6,218	4,900	3,676	4	129		22,723	9,940	129

RECOVERIES
Wholesale loans	35	18	15	21	19	94	84		68	98	(31)
Consumer loans (includes RFS and Corporate/Private Equity)	13	67	68	51	49	(81)	(73)		148	158	(6)
Credit card loans — reported	200	194	160	162	139	3	44		554	439	26

Total loans — reported	248	279	243	234	207	(11)	20		770	695	11
Credit card loans — securitized	112	112	115	123	112	—	—		339	341	(1)

Total loans — managed	360	391	358	357	319	(8)	13		1,109	1,036	7

NET CHARGE-OFFS
Wholesale loans	1,058	679	191	217	52	56	NM		1,928	185	NM
Consumer loans (includes RFS and Corporate/Private Equity)	2,621	2,651	2,176	1,701	1,326	(1)	98		7,448	3,176	135
Credit card loans — reported	2,694	2,689	2,029	1,397	1,106	—	144		7,412	3,159	135

Total loans — reported	6,373	6,019	4,396	3,315	2,484	6	157		16,788	6,520	157
Credit card loans — securitized	1,698	1,664	1,464	1,228	873	2	95		4,826	2,384	102

Total loans — managed	$8,071	$7,683	$5,860	$4,543	$3,357	5	140		$21,614	$8,904	143

NET CHARGE-OFF RATES
Wholesale retained loans	1.93%	1.19%	0.32%	0.33%	0.10%				1.13%	0.12%
Consumer retained loans	4.79	4.69	3.61	2.59	3.13				4.36	2.78
Total retained loans — reported	3.84	3.52	2.51	1.80	1.91				3.28	1.70
Consumer loans — managed	5.29	5.20	4.12	3.05	3.39				4.86	3.06
Total loans — managed	4.30	4.00	2.98	2.20	2.24				3.75	2.02
Consumer loans — managed excluding purchased credit — impaired loans (a)	6.29	6.18	4.90	3.62	3.39				5.78	3.06
Total loans — managed excluding purchased credit impaired loans (a)	4.85	4.51	3.36	2.46	2.24				4.23	2.02

Memo: Average Retained Loans
Wholesale loans — reported	217,952	229,105	238,689	258,770	208,288				228,506	206,464
Consumer loans — reported	440,376	456,292	471,918	475,239	309,044				456,080	304,540
Total loans — reported	658,328	685,397	710,607	734,009	517,332				684,586	511,004
Consumer loans — managed	526,393	540,709	557,537	563,744	387,415				541,432	381,104
Total loans — managed	744,345	769,814	796,226	822,514	595,703				769,938	587,568

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$29,072	$27,381	$23,164	$19,052	$13,246	6%	119%	$23,164	$9,234	151%
Acquired allowance resulting from the Washington Mutual transaction	—	—	—	—	2,535	—	NM	—	2,535	NM
Net charge-offs	6,373	6,019	4,396	3,315	2,484	6	157	16,788	6,520	157
Provision for loan losses (a)	8,029	7,923	8,617	7,434	5,760	1	39	24,569	13,803	78
Other (b)	(95)	(213)	(4)	(7)	(5)	55	NM	(312)	—	NM

Ending balance	$30,633	$29,072	$27,381	$23,164	$19,052	5	61	$30,633	$19,052	61

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$746	$638	$659	$713	$686	17	9	$659	$850	(22)
Provision for lending-related commitments	75	108	(21)	(121)	27	(31)	178	162	(137)	NM
Other	—	—	—	67	—	—	—	—	—	—

Ending balance	$821	$746	$638	$659	$713	10	15	$821	$713	15

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale Asset specific	$2,410	$2,108	$1,213	$712	$253	14	NM
Formula — based	5,631	6,284	6,691	5,833	5,326	(10)	6

Total wholesale	8,041	8,392	7,904	6,545	5,579	(4)	44

Consumer Asset specific	161	132	106	74	70	22	130
Formula — based	22,431	20,548	19,371	16,545	13,403	9	67

Total consumer	22,592	20,680	19,477	16,619	13,473	9	68

Total allowance for loan losses	30,633	29,072	27,381	23,164	19,052	5	61
Allowance for lending-related commitments	821	746	638	659	713	10	15

Total allowance for credit losses	$31,454	$29,818	$28,019	$23,823	$19,765	5	59

REPORTED RATIOS
Wholesale allowance for loan losses to total wholesale retained loans	3.76%	3.75%	3.43%	2.64%	2.06%
Consumer allowance for loan losses to total consumer retained loans	5.22	4.63	4.21	3.46	2.86
Allowance for loan losses to total retained loans	4.74	4.33	3.95	3.18	2.56

MANAGED RATIOS
Consumer allowance for loan losses to total consumer retained loans excluding purchased credit-impaired loans and loans from the Washington Mutual Trust (c) (d)	6.21	5.80	5.20	4.24	3.42
Allowance for loan losses to ending loans excluding purchased credit-impaired loans and loans from the Washington Mutual Master Trust (c) (d)	5.28	5.01	4.53	3.62	2.87
Allowance for loan losses to total retained nonperforming loans (e)	168	198	241	260	287

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$4,703	$5,101	$4,682	$3,444	$2,654	(8)	77
Retail Financial Services	13,286	11,832	10,619	8,918	7,517	12	77
Card Services	9,297	8,839	8,849	7,692	5,946	5	56
Commercial Banking	3,063	3,034	2,945	2,826	2,698	1	14
Treasury & Securities Services	15	15	51	74	47	—	(68)
Asset Management	251	226	215	191	170	11	48
Corporate/Private Equity	18	25	20	19	20	(28)	(10)

Total	$30,633	$29,072	$27,381	$23,164	$19,052	5	61

(a)	Includes accounting conformity loan loss provision related to the acquisition of Washington Mutual Bank’s banking operations.

(b)	Activity for the second quarter of 2009, predominantly included a reclassification related to the issuance and retention of securities from the Chase Issuance Trust.

(c)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. The allowance for loan losses associated with these loans was $1.1 billion at September 30, 2009. No allowance for loan losses was recorded for these loans as of June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008.

(d)	Excludes loans from the Washington Mutual Master Trust, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of September 30, 2009 and June 30, 2009.

(e)	Excludes consumer purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing. The allowance for loan losses associated with these loans was $1.1 billion at September 30, 2009. No allowance for loan losses was recorded as of June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$330	$815	$1,274	$869	$238	(60)%	39%	$2,419	$1,347	80%
Commercial Banking	326	280	263	180	105	16	210	869	325	167
Treasury & Securities Services	1	(20)	(20)	27	7	NM	(86)	(39)	25	NM
Asset Management	37	59	34	32	21	(37)	76	130	55	136
Corporate/Private Equity (a) (b)	(6)	7	—	76	564	NM	NM	1	600	(100)

Total wholesale	688	1,141	1,551	1,184	935	(40)	(26)	3,380	2,352	44

Retail Financial Services	4,004	3,841	3,877	3,578	2,056	4	95	11,722	6,328	85
Card Services — reported	3,269	2,939	3,189	2,747	1,356	11	141	9,397	3,709	153
Corporate/Private Equity (a)	68	2	—	(75)	1,413	NM	(95)	70	1,414	(95)

Total consumer	7,341	6,782	7,066	6,250	4,825	8	52	21,189	11,451	85

Total provision for loan losses	$8,029	$7,923	$8,617	$7,434	$5,760	1	39	$24,569	$13,803	78

LENDING-RELATED COMMITMENTS
Investment Bank	$49	$56	$(64)	$(104)	$(4)	(13)	NM	$41	$(97)	NM
Commercial Banking	29	32	30	10	21	(9)	38	91	(51)	NM
Treasury & Securities Services	12	15	14	18	11	(20)	9	41	12	242
Asset Management	1	—	(1)	—	(1)	NM	NM	—	(2)	NM
Corporate/Private Equity (a)	—	—	—	5	—	—	—	—	—	—

Total wholesale	91	103	(21)	(71)	27	(12)	237	173	(138)	NM

Retail Financial Services	(16)	5	—	(2)	—	NM	NM	(11)	1	NM

Card Services — reported	—	—	—	—	—	—	—	—	—	—
Corporate/Private Equity (a)	—	—	—	(48)	—	—	—	—	—	—

Total consumer	(16)	5	—	(50)	—	NM	NM	(11)	1	NM

Total provision for lending-related commitments	$75	$108	$(21)	$(121)	$27	(31)	178	$162	$(137)	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$379	$871	$1,210	$765	$234	(56)	62	$2,460	$1,250	97
Commercial Banking	355	312	293	190	126	14	182	960	274	250
Treasury & Securities Services	13	(5)	(6)	45	18	NM	(28)	2	37	(95)
Asset Management	38	59	33	32	20	(36)	90	130	53	145
Corporate/Private Equity (a) (b)	(6)	7	—	81	564	NM	NM	1	600	(100)

Total wholesale	779	1,244	1,530	1,113	962	(37)	(19)	3,553	2,214	60

Retail Financial Services	3,988	3,846	3,877	3,576	2,056	4	94	11,711	6,329	85
Card Services — reported	3,269	2,939	3,189	2,747	1,356	11	141	9,397	3,709	153
Corporate/Private Equity (a)	68	2	—	(123)	1,413	NM	(95)	70	1,414	(95)

Total consumer	7,325	6,787	7,066	6,200	4,825	8	52	21,178	11,452	85

Total provision for credit losses	8,104	8,031	8,596	7,313	5,787	1	40	24,731	13,666	81

Credit card — securitized	1,698	1,664	1,464	1,228	873	2	95	4,826	2,384	102

Managed provision for credit losses	$9,802	$9,695	$10,060	$8,541	$6,660	1	47	$29,557	$16,050	84

(a)	Includes accounting conformity provisions related to the Washington Mutual transaction in the third quarter of 2008.

(b)	Includes provision expense related to loans acquired in the Bear Stearns transaction in the second quarter of 2008.

JPMORGAN CHASE & CO.
MARKET RISK-RELATED INFORMATION
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
AVERAGE IB TRADING VAR AND CREDIT PORTFOLIO VAR - 99% CONFIDENCE LEVEL (a)
IB VaR by risk type:
Fixed income	$243	$249	$218	$276	$183	(2)%	33%	$237	$150	58%
Foreign exchange	30	26	40	55	20	15	50	32	27	19
Equities	28	77	162	87	80	(64)	(65)	88	47	87
Commodities and other	38	34	28	30	41	12	(7)	34	33	3
Diversification benefit to IB trading VaR (b)	(134)	(136)	(159)	(146)	(104)	1	(29)	(144)	(95)	(52)

99% IB Trading VaR (c)	205	250	289	302	220	(18)	(7)	247	162	52

Credit portfolio VaR (d)	50	133	182	165	47	(62)	6	120	38	216
Diversification benefit to IB trading and credit portfolio VaR (b)	(49)	(116)	(135)	(140)	(49)	58	—	(99)	(39)	(154)

99% Total IB trading and credit portfolio VaR	$206	$267	$336	$327	$218	(23)	(6)	$268	$161	66

AVERAGE IB TRADING VAR , CREDIT PORTFOLIO VAR AND OTHER VAR - 95% CONFIDENCE LEVEL (e)
IB VaR by risk type:
Fixed income	$182	$179	$158	$194	$130	2	40	$173
Foreign exchange	19	16	23	32	13	19	46	19
Equities	19	50	97	47	46	(62)	(59)	55
Commodities and other	23	22	20	21	24	5	(4)	22
Diversification benefit to IB trading VaR (b)	(97)	(97)	(108)	(103)	(69)	—	(41)	(101)

95% IB Trading VaR (c)	146	170	190	191	144	(14)	1	168

Credit portfolio VaR (d)	29	68	86	66	25	(57)	16	61
Diversification benefit to IB trading and credit portfolio VaR (b)	(32)	(60)	(63)	(50)	(22)	47	(45)	(52)

95% Total IB trading and credit portfolio VaR	143	178	213	207	147	(20)	(3)	177

Consumer Lending VaR (f)	49	43	108	56	19	14	158	66
Corporate Risk Management VaR (g)	99	111	121	76	22	(11)	350	111
Diversification benefit to total other VaR (b)	(31)	(29)	(61)	(31)	(10)	(7)	(210)	(41)

Total other VaR	117	125	168	101	31	(6)	277	136

Diversification benefit to total IB and other VaR (b)	(82)	(89)	(93)	(56)	(24)	8	(242)	(87)

Total IB and other VaR	$178	$214	$288	$252	$154	(17)	16	$226

(a)	Results for year-to-date 2008 include four months of the combined Firm’s (JPMorgan Chase & Co.’s and Bear Stearns’) results and five months of heritage JPMorgan Chase & Co results.

(b)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(c)	IB Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. The 95% IB Trading VaR includes syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. The 99% IB Trading VaR includes the credit spread sensitivities of certain mortgage products but does not include syndicated lending facilities that the Firm intends to distribute. Both the 95% and 99% IB Trading VaR do not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(d)	Includes VaR on derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(e)	In the third quarter of 2008, the Firm revised the VaR measurement to create a more comprehensive view of its market risks by adding syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. In addition, certain actively managed positions utilized as part of the Firm’s risk management function within Corporate and in RFS’ mortgage banking businesses have been added to IB VaR to provide a Total IB and other VaR measure. Finally, the Firm moved from using a 99% confidence level to a 95% confidence level since the 95% level provides a more stable measure of the VaR for day-to-day risk management. Results for the nine months ended September 30, 2008, are not available. This section presents the results of the Firm’s VaR measure under the revised measurement using a 95% confidence level. The Firm intends to only present the VaR at this confidence level once information for five quarters and two comparative year-to-date periods is available.

(f)	Consumer Lending VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(g)	Corporate Risk Management VaR includes certain actively managed positions utilized as part of the Firm’s risk management function within Corporate. It does not include certain nontrading activity such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.) and Corporate Treasury balance sheet and capital management positions as well as longer-term corporate investments.

JPMORGAN CHASE & CO.
CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except ratio data)

							Sep 30, 2009
							Change		YEAR-TO-DATE
	Sep 30		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30			2009 Change
	2009		2009	2009	2008	2008	2009	2008	2009	2008	2008
CAPITAL RATIOS (a)
Tier 1 common capital	$101,420	(d)	$96,850	$87,878	$86,908	$86,267	5%	18%
Tier 1 capital	126,541	(d)	122,174	137,144	136,104	111,630	4	13
Total capital	171,842	(d)	167,767	183,109	184,720	159,175	2	8
Risk-weighted assets	1,240,830	(d)	1,260,237	1,207,490	1,244,659	1,261,034	(2)	(2)
Adjusted average assets	1,940,722	(d)	1,969,339	1,923,186	1,966,895	1,555,297	(1)	25
Tier 1 common capital ratio	8.2	%(d)	7.7%	7.3%	7.0%	6.8%
Tier 1 capital ratio	10.2	(d)	9.7	11.4	10.9	8.9
Total capital ratio	13.8	(d)	13.3	15.2	14.8	12.6
Tier 1 leverage ratio	6.5	(d)	6.2	7.1	6.9	7.2

TANGIBLE COMMON EQUITY (PERIOD-END) (b)
Common stockholders’ equity	$154,101		$146,614	$138,201	$134,945	$137,691	5	12
Less : Goodwill	48,334		48,288	48,201	48,027	46,121	—	5
Less : Other intangible assets	4,862		5,082	5,349	5,581	5,480	(4)	(11)
Add : Deferred tax liabilities (c)	2,527		2,535	2,502	2,717	2,377	—	6

Total tangible common equity	$103,432		$95,779	$87,153	$84,054	$88,467	8	17

TANGIBLE COMMON EQUITY (AVERAGE) (b)
Common stockholders’ equity	$149,468		$140,865	$136,493	$138,757	$126,640	6	18	$142,322	$125,878	13%
Less : Goodwill	48,328		48,273	48,071	46,838	45,947	—	5	48,225	45,809	5
Less : Other intangible assets	4,984		5,218	5,443	5,586	5,512	(4)	(10)	5,214	5,845	(11)
Add : Deferred tax liabilities (c)	2,531		2,518	2,609	2,547	2,378	1	6	2,552	2,309	11

Total tangible common equity	$98,687		$89,892	$85,588	$88,880	$77,559	10	27	$91,435	$76,533	19

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$48,334		$48,288	$48,201	$48,027	$46,121	—	5
Mortgage servicing rights	13,663		14,600	10,634	9,403	17,048	(6)	(20)
Purchased credit card relationships	1,342		1,431	1,528	1,649	1,827	(6)	(27)
All other intangibles	3,520		3,651	3,821	3,932	3,653	(4)	(4)

Total intangibles	$66,859		$67,970	$64,184	$63,011	$68,649	(2)	(3)

DEPOSITS (PERIOD-END)
U.S. offices:
Noninterest-bearing	$195,561		$192,247	$197,027	$210,899	$193,253	2	1
Interest-bearing	415,122		433,862	463,913	511,077	506,974	(4)	{18)
Non-U.S. offices:
Noninterest-bearing	9,390		8,291	7,073	7,697	9,747	13	(4)
Interest-bearing	247,904		232,077	238,956	279,604	259,809	7	(5)

Total deposits	$867,977		$866,477	$906,969	$1,009,277	$969,783	—	(10)

(a)	The Federal Reserve granted the Firm, for a period of 18 months following the merger with Bear Stearns, relief up to a certain specified amount and subject to certain conditions from the Federal Reserve’s risk-based capital and leverage requirements with respect to the Bear Stearns’ risk-weighted assets and other exposures acquired. The relief ended September 30, 2009. Commencing in the second quarter of 2009, the Firm no longer adjusted its risk-based capital ratios to take into account the relief in the calculation of its risk-based capital ratios.

(b)	Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm views TCE, a non-GAAP financial measure, as a meaningful measure of capital quality.

(c)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted with goodwill and other intangibles when calculating tangible common equity.

(d)	Estimated.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q09 Change				2009 Change
	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08	2009	2008	2008
EARNINGS PER SHARE DATA (a) Basic earnings per share:
Income (loss) before extraordinary gain	$3,512	$2,721	$2,141	$(623)	$(54)	29%	NM %	$8,374	$4,322	94%
Extraordinary gain	76	—	—	1,325	581	NM	(87)	76	581	(87)

Net income	3,588	2,721	2,141	702	527	32	NM	8,450	4,903	72
Less: Preferred stock dividends	163	473	529	423	161	(66)	1	1,165	251	364
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury (b)	—	1,112	—	—	—	NM	—	1,112	—

Net income applicable to common equity	3,425	1,136	1,612	279	366	201	NM	6,173	4,652	33
Less: Dividends and undistributed earnings allocated to participating securities	185	64	93	47	48	189	285	348	160	118

Net income applicable to common stockholders (c)	$3,240	$1,072	$1,519	$232	$318	202	NM	$5,825	$4,492	30

Total weighted-average basic shares outstanding	3,937.9	3,811.5	3,755.7	3,737.5	3,444.6	3	14	3,835.0	3,422.3	12

Income (loss) before extraordinary gain per share (b)	$0.80	$0.28	$0.40	$(0.29)	$(0.08)	186	NM	$1.50	$1.14	32
Extraordinary gain per share	0.02	—	—	0.35	0.17	NM	(88)	0.02	0.17	(88)

Net income per share (b)	$0.82	$0.28	$0.40	$0.06	$0.09	193	NM	$1.52	$1.31	16

Diluted earnings per share:
Net income applicable to common stockholders (c)	$3,240	$1,072	$1,519	$232	$318	202	NM	$5,825	$4,492	30

Total weighted-average basic shares outstanding	3,937.9	3,811.5	3,755.7	3,737.5	3,444.6	3	14	3,835.0	3,422.3	12
Add: Employee stock options and SARs (d)	24.1	12.6	3.0	— (g)	— (g)	91	NM	13.3	23.9	(44)

Total weighted-average diluted shares outstanding (e)	3,962.0	3,824.1	3,758.7	3,737.5	3,444.6	4	15	3,848.3	3,446.2	12

Income (loss) before extraordinary gain per share (b)	$0.80	$0.28	$0.40	$(0.29)	$(0.08)	186	NM	$1.50	$1.13	33
Extraordinary gain per share	0.02	—	—	0.35	0.17	NM	(88)	0.01	0.17	(94)

Net income per share (b)	$0.82	$0.28	$0.40	$0.06	$0.09	193	NM	$1.51	$1.30	16

COMMON SHARES OUTSTANDING
Common shares outstanding — at period end (f)	3,938.7	3,924.1	3,757.7	3,732.8	3,726.9	—	6	3,938.7	3,726.9	6
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.38	$0.38	—	(87)	$0.15	$1.14	(87)
Book value per share	39.12	37.36	36.78	36.15	36.95	5	6	39.12	36.95	6
Dividend payout	6%	14%	15%	532%	399%			10%	89%

SHARE PRICE
High	$46.50	$38.94	$31.64	$50.63	$49.00	19	(5)	$46.50	$49.95	(7)
Low	31.59	25.29	14.96	19.69	29.24	25	8	14.96	29.24	(49)
Close	43.82	34.11	26.58	31.53	46.70	28	(6)	43.82	46.70	(6)
Market capitalization	172,596	133,852	99,881	117,695	174,048	29	(1)	172,596	174,048	(1)

STOCK REPURCHASE PROGRAM
Common shares repurchased	—	—	—	—	—	—	—	—	—	—

(a)	Effective January 1, 2009, the Firm implemented new FASB guidance for participating securities, which clarifies that unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents are participating securities and should be included in the EPS calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends. EPS data for the prior periods were revised as required by the guidance.

(b)	The calculation of second quarter 2009 earnings per share included a one-time, non-cash reduction of $1.1 billion, or $0.27 per share, resulting from the redemption of Series K preferred stock issued to the U.S. Treasury.

(c)	Net income applicable to common stockholders for diluted and basic EPS may differ under the two-class method as a result of adding common stock equivalents for options, SARs and warrants to dilutive shares outstanding, which alters the ratio used to allocate earnings to common stockholders and participating securities for purposes of calculating diluted EPS.

(d)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and (subsequent to October 28, 2008) the warrant issued under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock totaling 241 million, 315 million, 363 million, 353 million, and 304 million for the quarters ended September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, and 306 million and 178 million for the nine months ended September 30, 2009 and 2008, respectively.

(e)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury-stock method.

(f)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share; and on September 30, 2008, the Firm issued $11.5 billion, or 284 million shares, of its common stock at $40.50 per share.

(g)	Common equivalent shares have been excluded from the computation of diluted loss per share for the fourth and third quarters of 2008, as the effect would have been antidilutive.

JPMORGAN CHASE & CO. Glossary of Terms
ACH: Automated Clearing House.
Allowance for loan losses to total loans : Represents period-end Allowance for loan losses divided by retained loans.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expense related to the securitized receivables are reclassified into credit card income in the Consolidated Statements of Income.
FASB: Financial Accounting Standards Board.
Interests in purchased receivables: Represent an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-”/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger costs: Reflects costs associated with the Washington Mutual and Bear Stearns mergers in 2008.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net charge off ratio: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Principal transactions (revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Retained loans: Loans that are held for investment excluding loans held-for-sale and loans at fair value.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk: A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics
Investment Banking
IB’S REVENUE COMPRISES THE FOLLOWING:
1. Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN RETAIL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
MORTGAGE FEES AND RELATED INCOME COMPRISE THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Operating revenue comprises:
—	all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.
—	modeled servicing portfolio runoff (or time decay).
b)	Risk management comprises:
—	changes in MSR asset fair value due to market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.
—	derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
MORTGAGE ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — Represents a business that processes bank card transactions for merchants.
4. Bank card volume — Represents the dollar amount of transactions processed for merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)
Commercial Banking
COMMERCIAL BANKING REVENUE COMPRISES THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
2. IB revenue, gross — Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.
Asset Management
Assets under management: Represent assets actively managed by Asset Management on behalf of Institutional, Retail, Private Banking, Private Wealth Management and Bear Stearns Private Client Services clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 42% ownership interest as of September 30, 2009.
Assets under supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
3. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
4. Private Wealth Management offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
5. Bear Stearns Private Client Services provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.